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                                                                     Exhibit 1.1

                           WRIGHT MEDICAL GROUP, INC.

                                6,000,000 SHARES

                                  COMMON STOCK

                                     FORM OF

                             UNDERWRITING AGREEMENT

                                                               February 28, 2002


J. P. MORGAN SECURITIES INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
U.S. BANCORP PIPER JAFFRAY INC.
LEHMAN BROTHERS INC.
THOMAS WEISEL PARTNERS LLC
c/o J. P. Morgan Securities Inc.
277 Park Avenue, Ninth Floor
New York, New York  10172

Ladies and Gentlemen:

         Wright Medical Group, Inc., a Delaware corporation (herein called the "Company", which term shall include its direct and indirect subsidiaries unless the context otherwise requires), proposes to issue and sell 3,000,000 shares of its authorized but unissued voting Common Stock, $.01 par value (herein called the "Common Stock") and Warburg, Pincus Equity Partners, L.P. ("Warburg Pincus") and California Public Employees' Retirement System ("CALPERS") (together, the "Selling Stockholders" and each a "Selling Stockholder") propose to sell an aggregate of 3,000,000 shares of Common Stock, in each case in the amount appearing opposite such Selling Stockholder's name on Schedule VII hereto (said 6,000,000 in the aggregate shares of Common Stock being herein called the "Underwritten Stock"). The Company and Warburg Pincus each propose to grant to the Underwriters (as hereinafter defined) an option to purchase up to 450,000 additional shares of Common Stock (herein called the "Option Stock" and with the Underwritten Stock herein collectively called the "Stock"). The Common Stock is more fully described in the Registration Statement and the Prospectus hereinafter mentioned.

         The Company and each Selling Stockholder hereby confirm their agreements made with respect to the purchase of the Stock by the several underwriters, for whom you are acting, named in Schedule I hereto (herein collectively called the "Underwriters", which term shall also include any underwriter purchasing Stock pursuant to Section 3(b) hereof). You represent and warrant that you have been authorized by each of the other Underwriters to enter into this Agreement on its behalf and to act for it in the manner herein provided.

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         1.       REGISTRATION STATEMENT. The Company has filed with the
Securities and Exchange Commission (herein called the "Commission") a registration statement on Form S-1 (No. 333-81618), including the related preliminary prospectus, for the registration under the Securities Act of 1933, as amended (herein called the "Securities Act"), of the Stock. Copies of such registration statement and of each amendment thereto, if any, including the related preliminary prospectus (meeting the requirements of Rule 430A of the rules and regulations of the Commission) heretofore filed by the Company with the Commission have been delivered to you.

         The term Registration Statement as used in this agreement shall mean such registration statement, including all exhibits and financial statements, all information omitted therefrom in reliance upon Rule 430A and contained in the Prospectus referred to below, in the form in which it became effective, and any registration statement filed pursuant to Rule 462(b) of the rules and regulations of the Commission under the Securities Act (herein called the "Rules and Regulations") with respect to the Stock (herein called a "Rule 462(b) registration statement"), and, in the event of any amendment thereto after the effective date of such registration statement (herein called the "Effective Date"), shall also mean (from and after the effectiveness of such amendment) such registration statement as so amended (including any Rule 462(b) registration statement). The term Prospectus as used in this Agreement shall mean the prospectus relating to the Stock first filed with the Commission pursuant to Rule 424(b) and Rule 430A (or if no such filing is required, as included in the Registration Statement) and, in the event of any supplement or amendment to such prospectus after the Effective Date, shall also mean (from and after the filing with the Commission of such supplement or the effectiveness of such amendment) such prospectus as so supplemented or amended. The term Preliminary Prospectus as used in this Agreement shall mean each preliminary prospectus included in such registration statement prior to the time it becomes effective.

         The Registration Statement has been declared effective under the Securities Act, and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. The Company has caused to be delivered to you copies of each Preliminary Prospectus and has consented to the use of such copies for the purposes permitted by the Securities Act.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING STOCKHOLDERS.

         (a)      The Company hereby represents and warrants as follows:

                  (i) Each of the Company and its Subsidiaries (as defined below) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, has full corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and as being conducted, and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary (except


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         where the failure to be so qualified would not reasonably be expected to have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole (herein called a "Material Adverse Effect")). The Company has no subsidiary (as defined in the Rules and Regulations) and owns no capital stock or other ownership interest in any entity other than entities listed on Schedule II hereto (herein called the "Subsidiaries"). Other than the Subsidiaries, the Company does not own, directly or indirectly, any shares of capital stock or any other equity interest in any firm, partnership, joint venture, association or other entity except as listed on Schedule III hereto.

                  (ii) The Registration Statement and the Prospectus comply, and on the Closing Date (as hereinafter defined) and any later date on which Option Stock is to be purchased, the Prospectus will comply, in all materials respects, with the provisions of the Securities Act and the Securities Exchange Act of 1934 (herein called the "Exchange Act"), and the Rules and Regulations; on the Effective Date, the Registration Statement did not contain any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and on the date hereof, the Prospectus does not, and on the Closing Date and any later date on which Option Stock is to be purchased, will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that none of the representations and warranties in this subparagraph (iii) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus made in reliance upon and in conformity with information herein or otherwise furnished in writing to the Company by or on behalf of the Underwriters for use in the Registration Statement or the Prospectus.

                  (iii) The Stock, when issued and sold to the Underwriters as provided herein, will be duly authorized and, when issued and paid for as contemplated herein, will be validly issued, fully paid and non-assessable and will conform to the description thereof in the Prospectus. The form of certificates for the Stock conforms to the legal requirements of the State of Delaware, all other applicable statutory requirements, any applicable requirements of the certificate of incorporation and bylaws of the Company and the requirements of the Nasdaq National Market. No preemptive right, registration right, right of first refusal or other similar rights of stockholders exists with respect to any Stock or the issue or sale thereof, except as set forth in the Prospectus. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Stock as contemplated herein. Except as described in the Prospectus, neither the filing of the Registration Statement nor the offering or sale of the Stock as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of capital stock. Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the Securities


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         registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act. Except as described in the Prospectus, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sales or liens related to or entitling any person to purchase or otherwise acquire any shares of the capital stock of, or other ownership interest in the Company. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus accurately and fairly presents in all material respects the information required to be shown with respect to such plans, arrangements, options and rights.

                  (iv) Prior to the Closing Date the Stock to be issued and sold by the Company will be authorized for listing by the Nasdaq National Market upon official notice of issuance.

                  (v) The authorized, issued and outstanding capital stock of the Company is (except for subsequent issuances, if any, pursuant to employee benefit plans or pursuant to the exercise of options or warrants referred to in the Prospectus) as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" in all material respects.

                  (vi) The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus or Prospectus relating to the proposed offering of the Stock or suspending the Registration Statement after the Effective Date, nor, to the knowledge of the Company after reasonable inquiry, instituted proceedings for that purpose.

                  (vii) The consolidated financial statements of the Company, together with the related notes and schedules as set forth in the Registration Statement, present fairly the consolidated financial position and the results of operations and cash flows of the Company at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary and selected financial data included in the Registration Statement present fairly the information shown therein and such data has been compiled on a basis consistent with the audited financial statements presented therein and the books and records of the Company. The pro forma consolidated financial information of the Company and the related notes thereto set forth in the Prospectus under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations - Unaudited Pro Forma Financial Information" have been prepared on a basis consistent with the historical consolidated financial statements of the Company, give effect to the assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly in all material respects the historical and proposed transactions contemplated by the Registration Statement and the Prospectus. Such pro forma financial information has been prepared in accordance with the applicable


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         requirements of the Securities Act and the Rules and Regulations. No
         other financial statements, schedules or pro forma financial data are required to be included in the Registration Statement and the Prospectus which are not so included therein.

                  (viii) Each of Arthur Andersen LLP and BDO Seidman, LLP, who have certified certain of the financial statements filed with the Commission as part of the Registration Statement and the Prospectus, is an independent public accountant as required by the Securities Act and the Rules and Regulations.

                  (ix) Except as disclosed in the Registration Statement and the Prospectus, there is no action, suit, claim or proceeding pending, or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries before any court or administrative agency or otherwise, which if determined adversely to the Company, such Subsidiary would reasonably be expected to result in a Material Adverse Effect or prevent the consummation of the transactions contemplated hereby; and there are no agreements, contracts, leases or documents of the Company or any of its Subsidiaries of a character required by the Securities Act or the Rules and Regulations to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which have not been accurately described in all material respects or referred to in the Registration Statement or Prospectus or filed as exhibits to the Registration Statement, as the case may be. The contracts so described in the Registration Statement and Prospectus are in full force and effect on the date hereof, and neither the Company nor any of its Subsidiaries nor, to the best of the Company's knowledge, any other party, is in breach of or default under any of such contracts where such breach or default would reasonably be expected to have a Material Adverse Effect.

                  (x) Each of the Company and its Subsidiaries has good and marketable title to all of their owned properties and assets as described in the Registration Statement or as reflected in the financial statements filed with the Commission as part of the Registration Statement as being owned by them, free and clear of any lien, mortgage, pledge, charge or encumbrance except those reflected in such financial statements or as described in the Registration Statement. All leases to which the Company or any of its Subsidiaries is a party are valid and binding obligations of the Company or such Subsidiary, as the case may be, and no default by the Company or any such Subsidiary has occurred or is continuing thereunder which would reasonably be expected to result in a Material Adverse Effect.

                  (xi) Each of the Company and its Subsidiaries has filed all federal, state, local and foreign income tax returns required to be filed and has paid all taxes indicated by such returns and all assessments received by it to the extent that such taxes have become due and are not being contested in good faith except where the failure to file or failure to file on a timely basis such returns and pay such taxes would not reasonably be expected to have a Material Adverse Effect. All tax liabilities (including those being contested in good faith) for the periods covered by the consolidated financial statements of the Company that are included in the Registration Statement have been adequately provided for in such financial statements.


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                  (xii)    Since the respective dates as of which information is
         given in the Registration Statement and the Prospectus, there has not been any change in the business, properties, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, which would reasonably be expected to result in a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, other than as set forth in the Registration Statement and the Prospectus, and since such dates, except in the ordinary course of business, neither the Company nor any of its Subsidiaries has entered into any material transaction not referred to in the Registration Statement and the Prospectus. The Company has no material contingent obligations which are not disclosed in the Prospectus or provided for in the Company's consolidated financial statements that are included in the Registration Statement.

                  (xiii) The Company has full legal right, power and authority to enter into this Agreement and to perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and (assuming due authorization and delivery by the Underwriters and each of the Selling Stockholders) is a valid and binding agreement of the Company, enforceable in accordance with its terms except insofar as indemnification and contribution provisions hereunder may be limited by Federal or state securities laws, principles of public policy or equitable principles and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                  (xiv) Neither the Company nor any of its Subsidiaries is, or with the giving of notice or lapse of time or both will be, in violation of or in default under its respective certificate or articles of incorporation, bylaws or other constitutive document or under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and which default would reasonably be expected to have a Material Adverse Effect. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, (A) any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its Subsidiaries is a party, (B) the respective certificate or articles of incorporation, bylaws or other constitutive document of the Company or any of its Subsidiaries or (C) any foreign, federal, state or local law, order, rule, regulation, injunction, judgment, or decree applicable to the Company or any of its Subsidiaries of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any of its Subsidiaries including, without limitation, under the U.S. Federal Food, Drug and Cosmetic Act, as amended (the "FDC Act"), or any other similar law, domestic or foreign, regulating human health and safety and medical devices, and the rules, regulations, policies and guidelines promulgated by the U.S. Food and Drug Administration (herein called the "FDA") thereunder or any governmental agency or body, domestic or foreign, exercising similar functions to those of the FDA under applicable law (such laws, orders, rules, regulations, injunctions, orders or decrees are collectively referred to herein as


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         "Applicable Law"), which conflict, breach, default or imposition would reasonably be expected to have a Material Adverse Effect.

                  (xv) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary under Applicable Law in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except as may be required in connection with the registration of the Stock under the Securities Act and such additional steps as may be required by the National Association of Securities Dealers, Inc. (herein called the "NASD") or such additional steps as may be necessary to qualify the Stock for public offering by the Underwriters under state securities or blue sky laws) has been duly obtained or made and is in full force and effect.

                  (xvi) Except as described in the Prospectus, the Company and each of its Subsidiaries now holds and at the Closing Date and any later date on which the Option Stock is purchased, as the case may be, will hold, all licenses, consents, certificates, orders, approvals and permits from all state, Federal, foreign and other governmental or regulatory authorities, including, but not limited to, the FDA and any foreign, federal, state or local governmental or regulatory authorities performing functions similar to those performed by the FDA, that are required under Applicable Law for the conduct of the business of the Company and its Subsidiaries as such business is currently conducted and as proposed to be conducted as described in the Prospectus, except for such licenses, consents, certificates, orders, approvals and permits which the failure to hold would not reasonably be expected to have a Material Adverse Effect. All of such licenses, consents, certificates, orders, approvals and permits held by the Company are valid and in full force and effect (and there is no proceeding pending or, after due inquiry, to the knowledge of the Company, threatened which may cause any such license, consent, certificate, order, approval or permit to be withdrawn, cancelled, suspended or not renewed).

                  (xvii) To the Company's knowledge, no labor disturbance by or dispute exists or is imminent with the employees of the Company or any or its Subsidiaries, that would reasonably be expected to result in a Material Adverse Effect. No collective bargaining agreement exists with any of the Company's or its Subsidiaries' employees and, to the Company's knowledge, no such agreement is imminent.

                  (xviii) Except as described in the Prospectus, each of the Company and its Subsidiaries is in compliance with all provisions of Applicable Law issued or administered by any foreign, federal, state or local governmental agency or body or court having jurisdiction over the Company or any of its Subsidiaries, including, without limitation, Applicable Law relating to: (i) the pre-clinical and clinical testing, design, manufacture, safety, efficiency, labeling, storage, record-keeping, advertising and promotion of medical devices, including the laws, rules and regulations, guidelines and policies administered or promulgated by the FDA or any foreign, federal, state or local governmental or regulatory authorities performing functions similar to those performed by the FDA and exercising comparable authority, (ii) the procurement and transplantation of allograft and other tissue based products, including laws, rules, regulations and orders adopted and issued under the Natural Organ Transplant Act (NOTA) or other similar


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         foreign, federal, state or local laws, rules, regulations and orders,
         (iii) discrimination in hiring, promotion or pay of, or to the wages or hours of, employees and (iv) the import and export of the Company's or any of its Subsidiaries' products, in each case except where any such failure to be in compliance would not reasonably be expected to have a Material Adverse Effect.

                  (xix) Each of the Company and its Subsidiaries is in compliance in all material respects with all currently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (herein called "ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any Subsidiary would have any liability; the Company and its Subsidiaries have not incurred and do not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (herein called the "Code"); and each "pension plan" for which the Company or any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, that would reasonably be expected to cause the loss of such qualification.

                  (xx) Each of the Company and its Subsidiaries (i) is in compliance with any and all foreign, federal, state or local laws, orders, rules, regulations, injunctions, judgments, or decrees applicable to the Company or any of its Subsidiaries of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any of its Subsidiaries relating to the protection of the environment or hazardous or toxic substances or wastes, pollutants or contaminants, including, without limitation, all Applicable Law relating to biohazardous substances (herein called "Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its respective business and (iii) is in compliance with all terms and conditions of any such permit, license or approvals, except where such noncompliance with Environmental Laws, the failure to receive required permits, licenses or other approvals or the failure to comply with the terms and conditions of such permits, licenses or approvals would not reasonably be expected to have a Material Adverse Effect.

                  (xxi) The Company and its Subsidiaries have not incurred any costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which are ongoing and which would reasonably be expected to have a Material Adverse Effect.

                  (xxii) Except as described in the Registration Statement or the Prospectus, each of the Company and its Subsidiaries owns or possesses adequate rights to use all material inventions, designs, trade secrets, know-how, trademarks, service marks, trade names, copyright works or other information (herein collectively called "Intellectual Property")


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         which are necessary to conduct its businesses as described in the
         Registration Statement and the Prospectus. Except as set forth in the Registration Statement or the Prospectus, neither the Company nor any of its Subsidiaries has received any notice of, or has any knowledge of, any infringement of or conflict with any rights of the Company by others with respect to any Intellectual Property which, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect. Except as set forth in the Registration Statement or the Prospectus, neither the Company nor any of its Subsidiaries has received any notice of, or has knowledge of, any infringement of or conflict with any rights of others with respect to any Intellectual Property which if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect. To the Company's knowledge none of the Intellectual Property licensed to or by the Company or any of its Subsidiaries is unenforceable or invalid; and the Company is not aware (without having made inquiry) of the granting of any patent rights to third parties or the filing of any patent applications by third parties or of any other rights of third parties to, or conflicting with, any Intellectual Property owned by the Company or any of its Subsidiaries. A true and complete list of patents material to the Company's and its Subsidiaries' businesses is set forth on Schedule IV.

                  (xxiii) To the Company's knowledge, in connection with the filing of all patent applications filed or caused to be filed by the Company and its Subsidiaries with the United States Patent and Trademark Office (herein called the "PTO"), each of the Company and its Subsidiaries has complied with the PTO's duty of candor and disclosure for their patent and has made no material misrepresentation in any such application or in any application filed with any applicable foreign patent authorities. The Company is unaware of any facts material to a determination of patentability regarding the Company's and its Subsidiaries' patent applications not called to the attention of the PTO and is unaware of any facts not called to the attention of the PTO which would preclude the grant of a patent for such applications. The Company has no knowledge of any facts which would materially conflict with the Company's or any of its Subsidiaries' ownership rights to its patent applications.

                  (xxiv) Neither the Company nor any of its Subsidiaries has taken, directly or indirectly, any action designed to cause or result in, or which has constituted or which would reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Stock.

                  (xxv) Neither the Company nor any of its Subsidiaries is, and after the offer and sale of the Stock will be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of such terms under the Investment Company Act of 1940, as amended (herein called the "Investment Company Act") and the Rules And Regulations of the Commission.

                  (xxvi) Each of the Company and its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in


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         conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (xxvii) Each of the Company and its Subsidiaries carries, or is covered by, insurance with insurers of nationally recognized reputation in such amounts and covering such risks as the Company believes is customary for companies engaged in similar industries to protect it from material liabilities.

                  (xxviii) None of the Company and its Subsidiaries has or will distribute prior to the later of (i) the Closing Date, or any date on which Option Stock is to be purchased, as the case may be, and (ii) completion of the distribution of the Stock, any offering material (including, without limitation, content on its website, if any, that may be deemed to be offering material) in connection with the offering and sale of the Stock other than any Preliminary Prospectus, the Prospectus, the Registration Statement and other materials, if any, permitted by the Securities Act.

                  (xxix) Neither the Company nor any of its Subsidiaries has incurred any liability for any finder's fees or similar payments in connection with the transactions contemplated hereby other than to the Underwriters.

                  (xxx) Neither the Company nor any of its Subsidiaries nor any director or officer associated with or acting on behalf of the Company or any of its Subsidiaries has used any corporate funds for any unlawful gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 or any analogous foreign law; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                  (xxxi) All sales of the Company's securities prior to the date hereof were at all relevant times duly registered under the Securities Act and applicable foreign securities laws and state securities or Blue Sky laws or were exempt from the registration requirements of the Securities Act and applicable foreign and state securities laws, or if such securities were not registered or exempt in compliance with the Securities Act and applicable foreign and state securities laws, any private rights of action for recission or damages arising from the failure to register any such securities are time barred by applicable statutes of limitations or equitable principles, including laches.

                  (xxxii) The Company has obtained the agreement of (A) each of its directors and officers, (B) certain holders of the outstanding Common Stock; and (C) certain holders of other securities convertible into or exercisable or exchangeable for Common Stock or warrants or other rights to purchase Common Stock (such that the aggregate of such securities that are not subject to such agreement does not represent more than 1% of the outstanding Common Stock), not to sell, contract to sell, transfer the economic risk of ownership in, make any short sale, pledge or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or warrants or other rights to purchase Common Stock for a period of 90 days after the date of the Prospectus.

         (b) Each of the Selling Stockholders hereby severally, but not jointly, represents and warrants as follows:

                  (i) Such Selling Stockholder is the record and beneficial owner of, and has, and on the Closing Date and the Option Closing Date will have, valid and marketable title to the Stock to be sold by it, free and clear of all security interests, claims, liens, restrictions on transferability, legends, proxies, equities or other encumbrances; and upon delivery of and payment for such Stock hereunder, the several Underwriters will acquire valid and marketable title thereto, free and clear of any security interests, claims, liens, restrictions on transferability, legends, proxies, equities or other encumbrances or adverse claims. Such Selling Stockholder is selling the Stock to be sold by it for its own account and is not selling such Stock, directly or indirectly, for the benefit of the Company, and no part of the proceeds of such sale received by such Selling Stockholder will inure, either directly or indirectly, to the benefit of the Company other than as described in the Registration Statement and Prospectus.

                  (ii) The certificates representing the Stock to be sold by such Selling Stockholder have been or will be duly and properly endorsed in blank for transfer, or are or will be at the Option Closing accompanied by all documents duly and properly executed that are necessary to validate the transfer of title thereto, to the Underwriters, free of any legend, restriction on transferability, proxy, lien or claim, whatsoever.

                  (iii) Such Selling Stockholder has the power and authority to enter into this Agreement, and in the case of each such Selling Shareholder who is party thereto, an irrevocable power of attorney dated on or prior to the date hereof (the "Power of Attorney") and a Custody Agreement dated on or prior to the date hereof (the "Custody Agreement"), and to perform transactions contemplated hereby and thereby, including to sell, transfer and deliver the Stock to be sold by it.

                  (iv) Each of (i) this Agreement and (ii) the Power of Attorney and the Custody Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder party thereto and (assuming due authorization and delivery by the Underwriters and the Company) constitutes a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except insofar as indemnity and contribution hereunder may be limited by Federal or state securities laws, principles of public policy or equitable principles and except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general equitable principles.

                  (v)      The execution and delivery of (i) this Agreement and
         (ii) the Power of Attorney and the Custody Agreement (in the case of such Selling Stockholders who are party thereto) and the performance of the terms hereof and thereof and the consummation of the transactions contemplated herein and therein and the fulfillment of the terms hereof and thereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property or assets or property or assets of such Selling Stockholder pursuant to (A) any indenture, mortgage, deed of trust or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, (B) its partnership agreement or other constitutive document pursuant to which such Selling Stockholder is organized or (C) any foreign, Federal, state or local law, order, rule, regulation, injunction, judgment, or decree applicable to such Selling Stockholder of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction over such Selling Stockholder.

                  (vi) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary under any foreign, Federal, state or local law, order, rule, regulation, injunction, judgment or decree applicable to such Selling Stockholder of any court or any regulatory body or administrative agency or other governmental body having jurisdiction over such Selling Stockholder in connection with the execution and delivery by such Selling Stockholder of (i) this Agreement and (ii) any Power of Attorney and the Custody Agreement to which such Selling Stockholder is a party, and the consummation of the transactions herein and therein contemplated, including the sale of the Stock being sold by such Selling Stockholder, except such as may be required under the Securities Act or state securities laws or blue sky laws, has been duly obtained or made and is in full force and effect.

                  (vii) Such Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Stock other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Securities Act to be distributed by such Selling Stockholder.

                  (viii) Such Selling Stockholder has reviewed those parts of the Registration Statement and Prospectus under the captions "Certain Transactions--Sales of Securities" and "Principal and Selling Stockholders" which contain information about such Selling Stockholder and its affiliated entities and with regard to such information only
         (A) on the Effective Date, the Registration Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) on the date hereof the Prospectus does not, and on the Closing Date and any later date on which the Option Stock is exercised, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case insofar as it relates to such Selling Stockholder or its affiliates.

                  (ix) Certificates in negotiable form representing all of the Stock to be sold by each Selling Stockholder hereunder party to the Custody Agreement have been placed in custody under the Custody Agreement relating to such Stock, in the form heretofore furnished to you, duly executed and delivered by such Selling Stockholder to American Stock Transfer and Trust Company, as custodian (the "Custodian"), and such Selling

         Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you, appointing the person or persons indicated in Schedule VI hereto, and each of them, as such Selling Stockholder's Attorneys-in-Fact (the "Attorneys-in-Fact" or any one of them an "Attorney-in Fact") with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to the Selling Stockholders as provided herein, to authorize the delivery of the Stock to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement.

         (c) OFFICER'S CERTIFICATE. Any certificate signed by any officer of the Company delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby. Any certificate signed by or on behalf of any Selling Stockholder as such and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by such Selling Stockholder to each Underwriters as to the matters covered thereby.

         3.       PURCHASE OF THE STOCK BY THE UNDERWRITERS.

         (a) On the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell 3,000,000 shares, and each Selling Stockholder agrees to sell such number of shares of the Underwritten Stock set forth opposite its name on Schedule VII hereto to the several Underwriters and each of the Underwriters agrees to purchase from the Company and the Selling Stockholders the respective aggregate number of shares of Underwritten Stock set forth opposite its name in Schedule
I. The price at which such shares of Underwritten Stock shall be sold by the Company and the Selling Stockholders and purchased by the several Underwriters shall be $________ per share. In making this Agreement, each Underwriter is contracting severally and not jointly; except as provided in paragraphs (b) and
(c) of this Section 3, the agreement of each Underwriter is to purchase only the respective number of shares of the Underwritten Stock specified in Schedule I.

         (b) If for any reason one or more of the Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 8 or 9 hereof) to purchase and pay for the number of shares of the Stock agreed to be purchased by such Underwriter or Underwriters, the Company shall immediately give notice thereof to you and each Selling Stockholder, and the non-defaulting Underwriters shall have the right within 24 hours after the receipt by you of such notice to purchase, or procure one or more other Underwriters to purchase, in such proportions as may be agreed upon between you and such purchasing Underwriter or Underwriters and upon the terms herein set forth, all or any part of the shares of the Stock which such defaulting Underwriter or Underwriters agreed to purchase. If the non-defaulting Underwriters fail so to make such arrangements with respect to all such shares and portion, the number of shares of the Stock which each non-defaulting Underwriter is otherwise obligated to purchase under this Agreement shall be automatically increased on a pro rata basis to absorb the remaining shares and portion which the defaulting Underwriter or Underwriters agreed to purchase; PROVIDED, HOWEVER, that the non-defaulting Underwriters shall not be obligated to purchase the shares and portion which the defaulting Underwriter or Underwriters agreed to purchase if the aggregate number of such shares of the Stock exceeds

10% of the total number of shares of the Stock which all Underwriters agreed to purchase hereunder. If the total number of shares of the Stock which the defaulting Underwriter or Underwriters agreed to purchase shall not be purchased or absorbed in accordance with the two preceding sentences, the Company shall have the right, within 24 hours next succeeding the 24-hour period above referred to, to make arrangements with other underwriters or purchasers reasonably satisfactory to you for purchase of such remaining shares and portion on the terms herein set forth. In any such case, either you or the Company shall have the right to postpone the Closing Date determined as provided in Section 5 hereof for not more than seven business days after the date originally fixed as the Closing Date pursuant to said Section 5 in order that any necessary changes in the Registration Statement, the Prospectus or any other documents or arrangements may be made. If neither the non-defaulting Underwriters nor the Company shall make arrangements within the 24-hour periods stated above for the purchase of all the shares of the Stock which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company or any Selling Stockholder to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company or any Selling Stockholder. Nothing in this paragraph (b), and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         (c) On the basis of the representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, each of the Company and Warburg Pincus grants an option to the several Underwriters to purchase on a PRO RATA basis, severally and not jointly, up to 450,000 shares in the aggregate of the Option Stock from each of the Company and Warburg Pincus, respectively, at the same price per share as the Underwriters shall pay for the Underwritten Stock. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Stock by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the thirtieth day after the date of this Agreement (such closing referred to as the "Option Closing" and such date as the "Option Closing Date") upon written or telegraphic notice by you to the Company and Warburg Pincus setting forth the aggregate number of shares of the Option Stock as to which the several Underwriters are exercising the option. Delivery of certificates for the shares of Option Stock, and payment therefor, shall be made as provided in Section 5 hereof. The number of shares of the Option Stock to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Stock to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Stock, as adjusted by you in such manner as you deem advisable to avoid fractional shares.

         4.       OFFERING BY UNDERWRITERS.

         (a) The terms of the public offering by the Underwriters of the Stock to be purchased by them shall be as set forth in the Prospectus. The Underwriters may from time to time change the public offering price after the closing of the public offering and increase or decrease the concessions and discounts to dealers as they may determine.

         (b) The information set forth in the last paragraph on the front cover page and in paragraphs 5, 11 and 12 under the caption "Underwriting" in the Registration Statement, any Preliminary Prospectus and the Prospectus relating to the Stock filed by the Company (insofar as such information relates to the Underwriters) constitutes the only information furnished by the Underwriters to the Company for inclusion in the Registration Statement, any Preliminary Prospectus and the Prospectus.

         5.       DELIVERY OF AND PAYMENT FOR THE STOCK.

         (a) Delivery of certificates for the shares of the Underwritten Stock and the Option Stock (if the option granted by Section 3(c) hereof shall have been exercised not later than 10:00 A.M., New York City time, on the date two business days preceding the Closing Date), and payment therefor, shall be made at the office of Milbank, Tweed, Hadley & McCloy LLP, located at One Chase Manhattan Plaza, New York, New York 10005, at 10:00 a.m., New York City time, on the fourth business day after the date of this Agreement, or at such time on such other day, not later than seven full business days after such fourth business day, as shall be agreed upon in writing by the Company and you. The date and hour of such delivery and payment (which may be postponed as provided in Section 3(b) hereof) are herein called the "Closing Date".

         (b) If the option granted by Section 3(c) hereof shall be exercised after 10:00 a.m., New York City time, on the date two business days preceding the Closing Date, delivery of certificates for the shares of Option Stock, and payment therefor, shall be made at the office of Milbank, Tweed, Hadley & McCloy LLP, located at One Chase Manhattan Plaza, New York 10005, at 10:00 a.m., New York City time, on the third business day after the exercise of such option, unless otherwise agreed upon by the Company and you.

         (c) Payment for the Stock purchased from the Company or any Selling Stockholder, as applicable, shall be made to the Company or such Selling Stockholder, as applicable, or to its order by wire transfer of Federal or other funds immediately available in New York City. Such payment shall be made upon delivery of certificates for the Stock to you for the respective accounts of the several Underwriters against receipt therefor signed by you. Certificates for the Stock to be delivered to you shall be registered in such name or names and shall be in such denominations as you may request at least one business day before the Closing Date, in the case of Underwritten Stock, and at least one business day prior to the purchase thereof, in the case of the Option Stock. Such certificates will be made available to the Underwriters for inspection, checking and packaging at the offices of Lewco Securities Corporation, 2 Broadway, New York, New York 10004 on the business day prior to the Closing Date or, in the case of the Option Stock, by 3:00 p.m., New York time, on the business day preceding the date of purchase.

         It is understood that you, individually and not on behalf of the Underwriters, may (but shall not be obligated to) make payment to the Company and the Selling Shareholders for shares to be purchased by any Underwriter whose check shall not have been received by you on the Closing Date or any later date on which Option Stock is purchased for the account of such Underwriter. Any such payment by you shall not relieve such Underwriter from any of its obligations hereunder. Nothing herein contained shall constitute any of the Underwriters an unincorporated association or partner with the Company or any Selling Stockholder.

         6.       FURTHER AGREEMENTS OF THE COMPANY AND SELLING STOCKHOLDERS.

         (a)      The Company covenants and agrees as follows:

                  (i) The Company will (A) prepare and timely file with the Commission under Rule 424(b) a Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A and (B) not file any amendment to the Registration Statement or supplement to the Prospectus of which you shall not previously have been advised and furnished with a copy or to which you shall have reasonably objected in writing or which is not in compliance with the Securities Act or the Rules and Regulations.

                  (ii) The Company will promptly notify each Underwriter in the event of (A) the request by the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, (B) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, (C) the institution or notice of intended institution of any action or proceeding for that purpose, (D) the receipt by the Company of any notification with respect to the suspension of the qualification of the Stock for sale in any jurisdiction, or (E) the receipt by it of notice of the initiation or threatening of any proceeding for such purpose. The Company will make every reasonable effort to prevent the issuance of such a stop order and, if such an order shall at any time be issued, to obtain the withdrawal thereof at the earliest possible moment.

                  (iii) The Company will (A) on or before the Closing Date, deliver to you a signed copy of the Registration Statement as originally filed and of each amendment thereto filed prior to the time the Registration Statement becomes effective and, promptly upon the filing thereof, a signed copy of each post-effective amendment, if any, to the Registration Statement (together with, in each case, all exhibits thereto unless previously furnished to you) and will also deliver to you, for distribution to the Underwriters, a sufficient number of additional conformed copies of each of the foregoing (but without exhibits) so that one copy of each may be distributed to each Underwriter, (B) as promptly as possible deliver to you and send to the several Underwriters, at such office or offices as you may designate, as many copies of the Prospectus as you may reasonably request, and (C) thereafter from time to time during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, likewise send to the Underwriters as many additional copies of the Prospectus and as many copies of any supplement to the Prospectus and of any amended prospectus, filed by the Company with the Commission, as you may reasonably request for the purposes contemplated by the Securities Act. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (iv) If at any time during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer any event relating to or affecting the Company, or of which the Company shall be advised in writing by you, shall occur as a result of which it is necessary, in the opinion of counsel for the Company or of counsel for the Underwriters, to supplement or amend the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser of the Stock, the Company will forthwith prepare and file with the Commission a supplement to the Prospectus or an amended prospectus so that the Prospectus as so supplemented or amended will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time such Prospectus is delivered to such purchaser, not misleading. If, after the public offering of the Stock by the Underwriters and during such period, the Underwriters shall propose to vary the terms of offering thereof by reason of changes in general market conditions or otherwise, you will advise the Company in writing of the proposed variation, and, if in the opinion either of counsel for the Company or of counsel for the Underwriters such proposed variation requires that the Prospectus be supplemented or amended, the Company will forthwith prepare and file with the Commission a supplement to the Prospectus or an amended prospectus setting forth such variation. The Company authorizes the Underwriters and all dealers to whom any of the Stock may be sold by the several Underwriters to use the Prospectus, as from time to time amended or supplemented, in connection with the sale of the Stock in accordance with the applicable provisions of the Securities Act and the applicable rules and regulations thereunder for such period.

                  (v) Prior to the filing thereof with the Commission, the Company will submit to you, for your information, a copy of any post-effective amendment to the Registration Statement and any supplement to the Prospectus or any amended prospectus proposed to be filed.

                  (vi) The Company will cooperate, when and as requested by you, in the qualification of the Stock for offer and sale under the securities or blue sky laws of such jurisdictions, including under applicable state, foreign and provincial securities laws, as you may designate and, during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, in keeping such qualifications in good standing under said securities or blue sky laws; PROVIDED, HOWEVER, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will, from time to time, prepare and file such statements, reports, and other documents as are or may be required to continue such qualifications in effect for so long a period as you may reasonably request for distribution of the Stock.

                  (vii) During a period of five years commencing with the date hereof, the Company will furnish to you, and to each Underwriter who may so request in writing, copies of all periodic and special reports furnished to stockholders of the Company and of all information, documents and reports filed with the Commission.

                  (viii) The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, including all costs and expenses incident to (A) the preparation, printing and filing with the Commission and the NASD of the Registration Statement, any Preliminary Prospectus and the Prospectus,
         (B) the furnishing to the Underwriters of copies of any Preliminary Prospectus and of the several documents required by Section 6(a)(iii) hereof to be so furnished, (C) the printing of this Agreement and related documents delivered to the Underwriters, (D) the preparation, printing and filing of all supplements and amendments to the Prospectus referred to in Section 6(a)(iv) hereof, (E) the furnishing to you and the Underwriters of the reports and information referred to in Section 6(a)(vii) hereof and (F) the printing and issuance of stock certificates, including the transfer agent's fees.

                  (ix) The Company agrees to reimburse you, for the account of the several Underwriters, for blue sky fees and related disbursements (including counsel fees and disbursements and cost of printing memoranda for the Underwriters) paid by or for the account of the Underwriters or their counsel in qualifying the Stock under state securities or blue sky laws and in the review of the offering by the NASD.

                  (x) The Company hereby agrees that, without the prior written consent of J. P. Morgan Securities Inc. on behalf of the Underwriters, the Company will not, for a period of 90 days following the commencement of the public offering of the Stock by the Underwriters, directly or indirectly, (A) sell, offer, contract to sell, make any short sale, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for or any rights to purchase or acquire Common Stock or (B) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences or ownership of Common Stock, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (1) the Stock to be sold to the Underwriters pursuant to this Agreement, (2) shares of Common Stock issued by the Company upon the exercise of options granted under the stock incentive plans of the Company (herein referred to as "Option Plans") or upon the exercise of warrants outstanding as of the date hereof, all as described in the section "Capitalization" in the Preliminary Prospectus, (3) the issuance of Common Stock upon conversion of shares of the Company's non-voting common stock, par value $.01 per share (referred to herein as the "Non-Voting Common Stock"), into shares of Common Stock in accordance with the Company's Certificate of Incorporation and (4) shares of Common Stock, cash awards or options, warrants or like securities to purchase Common Stock issued or granted under the Option Plans.

                  (xi) The Company agrees to use its commercially reasonable efforts to cause all directors, officers and beneficial holders of the outstanding Common Stock identified on Schedule V to agree, pursuant to a "lock-up" letter substantially in the form of Annex A hereto, that, without the prior written consent of J. P. Morgan Securities Inc., such person or entity will not, for a period of 90 days following the commencement of the public offering of the Stock by the Underwriters, directly or indirectly, sell, offer, contract to sell, transfer the economic risk of ownership in, make any short sale, pledge or otherwise dispose of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock. The foregoing sentence shall not apply to (1) shares of Common Stock issued by the Company upon the exercise of options granted under the Stock Option Plans as in effect at the date of the Preliminary Prospectus and as described in the Preliminary Prospectus, (2) shares of Common Stock issued upon conversion of shares of Non-Voting Common Stock into shares of Common Stock, (3) the sale of Underwritten Stock to the Underwriters pursuant to Section 3(a) or (4) the sale of Option Stock to the Underwriters pursuant to exercise of the option granted to the Underwriters by each of the Company and Warburg Pincus pursuant to Section 3(c) hereof.

                  (xii) The Company is familiar with the Investment Company Act of 1940, as amended, and has in the past conducted its affairs, and will in the future conduct its affairs, in such a manner to ensure that the Company was not and will not be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                  (xiii) The Company will use the net proceeds received by it from the sale of the Stock in the manner specified in the Prospectus under "Use of Proceeds."

         (b) Each Selling Stockholder severally, but not jointly, covenants and agrees as follows:

                  (i) Except as otherwise agreed to by the Company and such Selling Stockholder, such Selling Stockholder will pay all taxes, if any, on the transfer and sale, respectively, of the Stock being sold by such Selling Stockholder, and the fees of counsel to such Selling Stockholder, PROVIDED, however, that such Selling Stockholder severally will reimburse the Company for any reimbursement made by the Company to the Underwriters pursuant to Section 9 hereof to the extent such reimbursement resulted from the willful failure or refusal on the part of such Selling Stockholder to comply with the terms or fulfill any of the conditions of this Agreement.

                  (ii) If this Agreement is terminated by the Underwriters because of any willful failure, refusal or inability on the part of such Selling Stockholder to perform any agreement to be performed hereunder by such Selling Stockholder, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by such Selling Stockholder is not fulfilled, such Selling Stockholder will reimburse the several Underwriters for all out-of-pocket disbursements (including fees and disbursements of counsel for the Underwriters) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Stock or in contemplation of performing their obligations hereunder. Such Selling Stockholder will not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

                  (iii) The Stock to be sold by such Selling Stockholder is subject to the interest of the several Underwriters, and the obligations of such Selling Stockholder hereunder are irrevocable and shall not be terminated, except as provided in this Agreement, by any act of such Selling Stockholder, by operation of law, whether by the liquidation, dissolution or merger of such Selling Stockholder, or by the occurrence of any other event. If such Selling Stockholder should liquidate, dissolve, be a party to a merger or if any other such event should occur before the delivery of the Stock hereunder, certificates for the Stock will be delivered in accordance with the terms and conditions of this Agreement as if such liquidation, dissolution, merger, death or other event had not occurred.

                  (iv) Such Selling Stockholder has not taken, directly or indirectly, any action designed to cause or result in, or which has constituted or which would reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Stock.

                  (v) Such Selling Stockholder will immediately notify you if any event occurs, or of any change in information relating to such Selling Stockholder, which makes it necessary to supplement or amend the Prospectus such that the Prospectus does not or will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (vi) Each of the Selling Stockholders party to the Custody Agreement specifically agrees that the Stock represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder, and that the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact pursuant to the Power of Attorney, are to that extent irrevocable. Each of the Selling Stockholders specifically agrees that the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, by dissolution of such Selling Stockholder or by the occurrence of any other event.
         If any [individual] Selling Stockholder should be dissolved, or if any other such event should occur, before the delivery of the Stock hereunder, certificates representing such Stock shall be delivered by or on behalf of such Selling Stockholder in accordance with the terms and conditions of this Agreement and the Custody Agreement, and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such termination, dissolution or other event.

         7.       INDEMNIFICATION AND CONTRIBUTION.

         (a) The Company agrees to indemnify and hold harmless each Selling Stockholder, each Underwriter and each person (including each partner or officer thereof) who controls any Selling Stockholder or any Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act, or the common law or otherwise, and the Company agrees to reimburse each such Selling

Stockholder and each such Underwriter and controlling person for any legal or other expenses (including, except as otherwise hereinafter provided, reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding which may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof and any Rule 462(b) registration statement) or any post-effective amendment thereto (including any Rule 462(b) registration statement), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that (1) the indemnity agreements of the Company contained in this paragraph (a) shall not apply to any such losses, claims, damages, liabilities or expenses if such statement or omission was made in reliance upon and in conformity with information furnished as herein stated or otherwise furnished in writing to the Company by or on behalf of any Underwriter (or in the case of the Company's indemnification obligation in favor of any Selling Stockholder, by such Selling Stockholder) for use in any Preliminary Prospectus or the Registration Statement or the Prospectus or any such amendment thereof or supplement thereto and (2) the indemnity agreement contained in this paragraph (a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Stock which is the subject thereof (or to the benefit of any person controlling such Underwriter) if at or prior to the written confirmation of the sale of such Stock a copy of the Prospectus (or the Prospectus as amended or supplemented) was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented) unless the failure is the result of noncompliance by the Company with Section 6(a)(iii) hereof. The indemnity agreements of the Company contained in this paragraph (a) and the representations and warranties of the Company contained in Section 2 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Stock.

         (b) Each Underwriter severally agrees to indemnify and hold harmless each Selling Stockholder, the Company, each of the Company's officers who signs the Registration Statement on his own behalf or pursuant to a power of attorney, each of the Company's directors, each other Underwriter and each person (including each partner or officer thereof) who controls the Company or any Selling Stockholder or any such other Underwriter within the meaning of
Section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act, or the common law or otherwise and to reimburse each of them for any legal or other expenses (including, except as otherwise hereinafter provided, reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding which may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof and any Rule 462(b) registration statement) or any post-effective amendment thereto (including any Rule 462(b) registration statement) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished as herein stated or otherwise furnished in writing to the Company by or on behalf of such indemnifying Underwriter for use in the Registration Statement or the Prospectus or any such amendment thereof or supplement thereto. The indemnity agreement of each Underwriter contained in this paragraph (b) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Stock.

         (c) Each Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless the Company and each Underwriter and each person (including each partner or officer thereof) who controls the Company or any Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act, or the common law or otherwise, and such Selling Stockholder agrees, severally and not jointly, to reimburse the Company and each such Underwriter and controlling person for any legal or other expenses (including, except as otherwise hereinafter provided, reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding which may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof and any Rule 462(b) registration statement) or any post-effective amendment thereto (including any Rule 462(b) registration statement), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that (1) the indemnity agreements of such Selling Stockholder contained in this paragraph (c) shall not apply to any such losses, claims, damages, liabilities or expenses if such statement or omission was made in reliance upon and in conformity with information furnished as herein stated or otherwise furnished in writing to such Selling Stockholder by or on behalf of any Underwriter (or in the case of such Selling Stockholder's indemnification obligation in favor of the Company, by the Company) for use in any Preliminary Prospectus or the Registration Statement or the Prospectus or any such amendment thereof or supplement thereto and (2) the indemnity agreement contained in this paragraph (c) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Stock which is the subject thereof (or to the benefit of any person controlling such Underwriter) if at or prior to the written confirmation of the sale of such Stock a copy of the Prospectus (or the Prospectus as amended or supplemented) was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented); and PROVIDED FURTHER, that the Selling Stockholders shall be obligated to indemnify the Underwriters and the Company under this Section 7(c) only if such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or any Underwriter by the Selling Stockholder specifically for use in the preparation thereof. The indemnity agreements of the Company and each Selling Stockholder contained in this paragraph (c) and the representations and warranties of the Company and each Selling Stockholder contained in Section 2 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Stock.

         (d)      Each party indemnified under the provision of paragraphs (a),
(b) and (c) of this Section 7 or Section 14 agrees that, upon the service of a summons or other initial legal process upon it in any action or suit instituted against it or upon its receipt of written notification of the commencement of any investigation or inquiry of, or proceeding against, it in respect of which indemnity may be sought on account of any indemnity agreement contained in such paragraphs or Section 14, it will promptly give written notice (herein called the "Notice") of such service or notification to the party or parties from whom indemnification may be sought hereunder. No indemnification provided for in such paragraphs of this Section 7 or Section 14 shall be available to any party who shall fail so to give the Notice if the party to whom such Notice was not given was unaware of the action, suit, investigation, inquiry or proceeding to which the Notice would have related and was prejudiced by the failure to give the Notice, but the omission so to notify such indemnifying party or parties of any such service or notification shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of such indemnity agreement. Any indemnifying party shall be entitled at its own expense to participate in the defense of any action, suit or proceeding against, or investigation or inquiry of, an indemnified party. Any indemnifying party shall be entitled, if it so elects within a reasonable time after receipt of the Notice by giving written notice (herein called the "Notice of Defense") to the indemnified party, to assume (alone or in conjunction with any other indemnifying party or parties) the entire defense of such action, suit, investigation, inquiry or proceeding, in which event such defense shall be conducted, at the expense of the indemnifying party or parties, by counsel chosen by such indemnifying party or parties and reasonably satisfactory to the indemnified party or parties; PROVIDED, HOWEVER, that (i) if the indemnified party or parties reasonably determine that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties in conducting the defense of such action, suit, investigation, inquiry or proceeding or that there may be legal defenses available to such indemnified party or parties different from or in addition to those available to the indemnifying party or parties, then counsel for the indemnified party or parties shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the indemnified party or parties, (ii) in any event, the indemnified party or parties shall be entitled to have counsel chosen by such indemnified party or parties participate in, but not conduct, the defense, (iii) if the indemnified parties under this
Section 7 or Section 14 consist of the Underwriters or any of their officers, employees or controlling persons, then any such counsel chosen for such indemnified parties shall be designated in writing by J.P. Morgan Securities Inc., and (iv) if the indemnified parties under this Section 7 consist of the Company or any of its officers, employees or controlling persons, then any such counsel chosen for such indemnified parties shall be designated in writing by the Company. If, within a reasonable time after receipt of the Notice, an indemnifying party gives a Notice of Defense and the counsel chosen by the indemnifying party or parties is reasonably satisfactory to the indemnified party or parties, the indemnifying party or parties will not be liable under paragraphs (a) through (d) of this Section 7 or Section 14 for any legal or other expenses subsequently incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding, except that (A) the indemnifying party or parties shall bear the legal and other expenses incurred in connection with the conduct of the defense as referred to in clause (i) of the proviso to the preceding sentence and (B) the indemnifying party or parties shall bear such other expenses as it or they have authorized to be incurred by the indemnified party or parties. If, within a reasonable time after receipt of the Notice, no Notice of Defense has been given, the indemnifying party or parties shall be responsible for any legal or other expenses incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding.

         (e) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a), (b) or (c) of this Section 7, then each indemnifying party, shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in paragraph (a), (b) or (c) of this Section 7, (i) in such proportion as is appropriate to reflect the relative benefits received by each indemnifying party from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each indemnifying party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Stock received by the Company and the Selling Stockholders and the total underwriting discount received by the Underwriters, as set forth in the table on the cover page of the Prospectus, bear to the aggregate public offering price of the Stock. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by each indemnifying party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

         The parties agree that it would not be just and equitable if contributions pursuant to this paragraph (e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this paragraph
(e). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities, or actions in respect thereof, referred to in the first sentence of this paragraph (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigation, preparing to defend or defending against any action or claim which is the subject of this paragraph (e). Notwithstanding the provisions of this paragraph (e), (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue statement or omission or alleged omission and (ii) each Selling Stockholder's contribution obligation hereunder shall not exceed the net proceeds received by such Selling Stockholder from the sale of Common Stock hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this paragraph (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

         Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it will promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise (except as specifically provided in paragraph (d) of this Section 7).

         (f) The Company will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Securities Act is a party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of such Underwriter and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

         8. TERMINATION. This Agreement may be terminated by you at any time prior to the Closing Date by giving written notice to the Company and each Selling Stockholder if after the date of this Agreement trading in the Common Stock shall have been suspended, or if there shall have occurred (i) the engagement in hostilities or an escalation of major hostilities by the United States or the declaration of war or a national emergency by the United States on or after the date hereof, (ii) any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, calamity, crisis or change in economic or political conditions in the financial markets of the United States would, in the Underwriters' reasonable judgment, make the offering or delivery of the Stock impracticable,

(iii) suspension of trading in securities generally on the New York Stock Exchange, the American Stock Exchange, The Nasdaq National Market, or limitations on prices (other than limitations on hours or numbers of days of trading) for securities on either such exchange or system, (iv) the enactment, publication, decree or other promulgation of any Federal or state statute, regulation, rule or order of, or commencement of any proceeding or investigation by, any court, legislative body, agency or other governmental authority which in the Underwriters' opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company, (v) declaration of a banking moratorium by either Federal or New York State authorities, or (vi) the taking of any action by any Federal, state or local government or agency in respect of its monetary or fiscal affairs which in the Underwriters' opinion has a material adverse effect on the securities markets in the United States. If this Agreement shall be terminated pursuant to this Section 8, there shall be no liability of the Company or any Selling Stockholder to the Underwriters and no liability of the Underwriters to the Company or any Selling Stockholder; PROVIDED, HOWEVER, that in the event of any such termination the Company agrees to indemnify and hold harmless the Underwriters from all costs or expenses incident to the performance of the obligations of the Company under this Agreement, including all costs and expenses referred to in paragraphs (ix) and
(x) of Section 6(a) hereof.

         9. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Stock shall be subject to the performance by the Company and each Selling Stockholder of all of their respective obligations to be performed hereunder at or prior to the Closing Date or the Option Closing Date, as the case may be, and to the following further conditions:

                  (a) The Registration Statement shall have become effective; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings therefor shall be pending or threatened by the Commission.

                  (b) The legality and sufficiency of the sale of the Stock hereunder and the validity and form of the certificates representing the Stock, all corporate proceedings and other legal matters incident to the foregoing, and the form of the Registration Statement and of the Prospectus (except as to the financial statements contained therein), shall have been approved at or prior to the Closing Date by Milbank, Tweed, Hadley & McCloy LLP, counsel for the Underwriters.

                  (c) You shall have received from (i) Willkie Farr & Gallagher, New York counsel for the Company, (ii) Jason P. Hood, Esq., General Counsel and Secretary of the Company, (iii) Willkie Farr & Gallagher, special French Counsel for the Company, (iv) Hyman, Phelps & McNamara, special FDA regulatory counsel for the Company, (v) Epstein, Edell, Shapiro, Finnan & Lytle, LLC, patent counsel for the Company and
         (vi) Willkie Farr & Gallagher, special counsel for the Selling Stockholders, opinions, addressed to the Underwriters and dated the Closing Date (or Option Closing Date if applicable), covering the matters set forth in Annex B, Annex C, Annex D, Annex E, Annex F and Annex G hereto, respectively, and if Option Stock is purchased at any date after the Closing Date, additional opinions from each such counsel, addressed to the

         Underwriters and dated such later date, confirming that the statements expressed as of the Closing Date in such opinions remain valid as of such later date.

                  (d) You shall be satisfied that (i) as of the Effective Date, the statements made in the Registration Statement and the Prospectus were true and correct and neither the Registration Statement nor the Prospectus omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, respectively, not misleading, (ii) since the Effective Date, no event has occurred which should have been set forth in a supplement or amendment to the Prospectus which has not been set forth in such a supplement or amendment, (iii) since the respective dates as of which information is given in the Registration Statement in the form in which it originally became effective and the Prospectus contained therein, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the business, properties, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, and, since such dates, except in the ordinary course of business, neither the Company nor any of its Subsidiaries has entered into any material transaction not referred to in the Registration Statement in the form in which it originally became effective and the Prospectus contained therein, (iv) neither the Company nor any of its Subsidiaries has any material contingent obligations which are not disclosed in the Registration Statement and the Prospectus, (v) there are not any pending or known threatened legal proceedings to which the Company or any of its Subsidiaries is a party or of which property of the Company or any of its Subsidiaries is the subject which are material and which are not disclosed in the Registration Statement and the Prospectus,
         (vi) there are no contracts, leases or other documents which are required to be filed as exhibits to the Registration Statement which have not been filed as required and (vii) the representations and warranties of the Company herein are true and correct in all material respects as of the Closing Date or any later date on which Option Stock is to be purchased, as the case may be.

                  (e) You shall have received on the Closing Date and on any later date on which Option Stock is purchased a certificate, dated the Closing Date or such later date, as the case may be, and signed by the President and the Chief Financial Officer of the Company, stating that the respective signers of said certificate have carefully examined the Registration Statement in the form in which it originally became effective and the Prospectus contained therein and any supplements or amendments thereto, and that the statements included in clauses (i) through (vii) of Section 9(d) hereof are true and correct.

                  (f) You shall have received from Arthur Andersen LLP, a letter or letters, addressed to you and dated the Closing Date and any later date on which Option Stock is purchased, confirming that they are independent public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations and are in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2-01 of Regulation S-X of the Commission and based upon the procedures described in their letter delivered to you concurrently with the execution of this Agreement (herein called the "Original Letter"), but carried out to a date not more than three business days prior to the Closing Date or such later date on which Option Stock is purchased
         (i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letter are accurate as of the Closing Date or such later date, as the case may be, and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter which are necessary to reflect any changes in the facts described in the Original Letter since the date of the Original Letter or to reflect the availability of more recent financial statements, data or information.

                  (g) On the Closing Date and, if applicable, the Option Closing Date, there shall have been furnished to you a certificate or certificates, dated such date and addressed to you, signed by each Selling Stockholder to the effect that the representations and warranties of such Selling Stockholder contained in this Agreement are true and correct as if made at and as of such date, and that such Selling Stockholder has complied with all the agreements and satisfied all the conditions on such Selling Stockholder's part to be performed or satisfied at or prior to such date.

                  (h) You shall have been furnished evidence in usual written or telegraphic form from the appropriate authorities of the several jurisdictions, or other evidence satisfactory to you, of the qualification referred to in paragraph (vi) of Section 6(a) hereof.

                  (i) Prior to the Closing Date, the Stock to be issued and sold by the Company shall have been duly authorized for listing by the Nasdaq National Market upon official notice of issuance.

                  (j) On or prior to the Closing Date, you shall have received from all directors, officers and beneficial holders of the outstanding Common Stock identified on Schedule V hereto, agreements, in substantially the form attached hereto as Annex A.

                  (k) The NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

         All the agreements, opinions, certificates and letters mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if Milbank, Tweed, Hadley & McCloy LLP, counsel for the Underwriters, shall be reasonably satisfied that they comply in form and scope.

         In case any of the conditions specified in this Section 9 shall not be fulfilled, this Agreement may be terminated by you by giving notice to the Company and each Selling Stockholder. Any such termination shall be without liability of the Company or any Selling Stockholder to the Underwriters and without liability of the Underwriters to the Company; PROVIDED, HOWEVER, that
(i) in the event of such termination, the Company agrees to indemnify and hold harmless the Underwriters from all costs or expenses incident to the performance of the obligations of the Company under this Agreement, including all costs and expenses referred to in Sections 6(a)(ix) and (x) hereof and (ii) if this Agreement is terminated by you because of any refusal, inability or failure on the part of the Company or any Selling Stockholder to perform any agreement herein, to fulfill any of the conditions herein, or to comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the transactions contemplated hereby.

         10. CONDITIONS OF THE OBLIGATION OF THE COMPANY. The obligation of the Company to deliver the Stock shall be subject to the conditions that (a) the Registration Statement shall have become effective and (b) no stop order suspending the effectiveness thereof shall be in effect and no proceedings therefor shall be pending or threatened by the Commission.

         In case either of the conditions specified in this Section 10 shall not be fulfilled, this Agreement may be terminated by the Company by giving notice to you. Any such termination shall be without liability of the Company or any Selling Stockholder to the Underwriters and without liability of the Underwriters to the Company or any Selling Stockholder; PROVIDED, HOWEVER, that in the event of any such termination the Company agrees to indemnify and hold harmless the Underwriters from all costs or expenses incident to the performance of the obligations of the Company under this Agreement, including all costs and expenses referred to in Sections 6(a)(ix) and (x) hereof.

         11. REIMBURSEMENT OF CERTAIN EXPENSES. In addition to its other obligations under Section 7 and Section 14 of this Agreement, the Company hereby agrees to reimburse on a quarterly basis the Underwriters for all reasonable legal and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in Section 7(a) hereof, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations under this Section 11 and the possibility that such payments might later be held to be improper; PROVIDED, HOWEVER, that (i) to the extent any such payment is ultimately held to be improper, the persons receiving such payments shall promptly refund them and (ii) such persons shall provide to the Company, upon request, reasonable assurances of their ability to effect any refund, when and if due.

         12. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of the Company, each Selling Stockholder and the several Underwriters and, with respect to the provisions of Section 7 and Section 14 hereof, the several parties (in addition to the Company, the Selling Stockholders and the several Underwriters) indemnified under the provisions of said Section 7 and Section 14, and their respective personal representatives, successors and assigns. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors and assigns" as herein used shall not include any purchaser, as such purchaser, of any of the Stock from any of the several Underwriters.

         13. NOTICES. Except as otherwise provided herein, all communications hereunder shall be in writing or by telegraph and, if to the Underwriters, shall be mailed, telegraphed or delivered to J. P. Morgan Securities Inc., 277 Park Avenue, Ninth Floor, New York, New York 10172; if to Warburg Pincus, 466 Lexington Avenue, New York, New York 10017 Attention: General Counsel; if to California Public Employees' Retirement System, Lincoln Plaza, 400 P Street, Sacramento, California 95814
Attention: [ ] and if to the Company, shall be mailed, telegraphed or delivered to it at its office, 5677 Airline Road, Arlington, Tennessee 38002, Attention:
F. Barry Bays, President and Chief Executive Officer. All notices given by telegraph shall be promptly confirmed by letter.

         14. MISCELLANEOUS. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or their respective directors or officers, and (c) delivery and payment for the Stock under this Agreement; PROVIDED, HOWEVER, that if this Agreement is terminated prior to the Closing Date, the provisions of
Section 6(a)(xi) and (xii) hereof shall be of no further force or effect.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         Please sign and return to the Company the enclosed duplicates of this letter, whereupon this letter will become a binding agreement between the Company, the Selling Stockholders and the several Underwriters in accordance with its terms.

                                        Very truly yours,

                                        WRIGHT MEDICAL GROUP, INC.



                                        By __________________________
                                             Name:
                                             Title:


                                        WARBURG, PINCUS EQUITY PARTNERS, L.P.

                                               By:  Warburg, Pincus & Co., its
                                                    General Partner


                                        By __________________________
                                             Name:
                                             Title:


                                        CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT
                                        SYSTEM



                                        By __________________________
                                             Name:
                                             Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

J. P. MORGAN SECURITIES INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
U.S. BANCORP PIPER JAFFRAY INC.
LEHMAN BROTHERS INC.
THOMAS WEISEL PARTNERS LLC

By J. P. Morgan Securities Inc.



By __________________________
     Name:
     Title:

Acting on behalf of the several Underwriters, including themselves, named in Schedule I hereto.

                                   SCHEDULE I

                                  UNDERWRITERS


                                                   NUMBER OF
                                                     SHARES
                                                     TO BE
         UNDERWRITERS                              PURCHASED
         ------------                              ----------
J. P. Morgan  Securities  Inc. . . . . . . . . . .
Credit Suisse First Boston Corporation.  . . . . .
U.S.  Bancorp  Piper Jaffray Inc. . . . . . . .  .
Lehman  Brothers Inc. . . . . . . . . . .. . . . .
Thomas  Weisel  Partners LLC. . . . . . . . . .. .

--------------------------------------------------- -----------------
      Total.  .  . . . . . . . . . . . . . . . . .         6,000,000

                                   SCHEDULE II

                                  SUBSIDIARIES

Wright Medical Technology, Inc.
Wright Medical Technology Canada Ltd.
Wright Cremascoli Orthotechnique SA
2 Hip Holdings SAS
Wright Cremascoli Ortho Trading Snc
Wright Medical Europe SA
Cremascoli Ortho SA
Wright Cremascoli Ortho SpA
Cremascoli Thema Ortho S.A.
Wright Cremascoli Ortho Limited
Cremascoli Ortho GmbH
Cremascoli Ortho SA
Wright Medical Japan, K.K.

                                  SCHEDULE III

                               EQUITY INVESTMENTS

None

                                   SCHEDULE IV

                              INTELLECTUAL PROPERTY

      COPYRIGHTS OWNED BY OR APPLIED FOR BY WRIGHT MEDICAL TECHNOLOGY INC.



                          U.S. COPYRIGHT REGISTRATIONS

                                      None

                           U.S. COPYRIGHT APPLICATIONS

                                      None

                        NON-U.S. COPYRIGHT REGISTRATIONS

                                      None

                         NON-U.S. COPYRIGHT APPLICATIONS

                                      None

                                    LICENSES



                                     PART I



                           LICENSE AGREEMENTS WHEREBY
                 WRIGHT MEDICAL TECHNOLOGY INC. IS THE LICENSOR



                           COPYRIGHT LICENSES WHEREBY
                 WRIGHT MEDICAL TECHNOLOGY, INC. IS THE LICENSOR



                                 U.S. COPYRIGHTS

                                      None

                           U.S. COPYRIGHT APPLICATIONS

                                      None

                               NON-U.S. COPYRIGHTS

                                      None

                         NON-U.S. COPYRIGHT APPLICATIONS

                                      None

                             PATENT LICENSES WHEREBY
                 WRIGHT MEDICAL TECHNOLOGY INC. IS THE LICENSOR



                                  U.S. PATENTS

------------------------------ ---------------------------- ---------------------------- ----------------------------
  LICENSEE NAME AND ADDRESS    DATE OF LICENSE/SUBLICENSE        PATENT ISSUE DATE               PATENT NO.
  -------------------------    --------------------------        -----------------               ----------
------------------------------ ---------------------------- ---------------------------- ----------------------------
Zimmer, Inc.                   10/20/94                     1/26/88                      4,721,104
------------------------------ ---------------------------- ---------------------------- ----------------------------


                            U.S. PATENT APPLICATIONS

                                      None

                                NON-U.S. PATENTS

                                      None

                          NON-U.S. PATENT APPLICATIONS

                                      None

                           TRADEMARK LICENSES WHEREBY
                 WRIGHT MEDICAL TECHNOLOGY INC. IS THE LICENSOR

                                 U.S. TRADEMARKS

                                      None

                           U.S. TRADEMARK APPLICATIONS

                                      None

                               NON-U.S. TRADEMARKS

                                      None

                         NON-U.S. TRADEMARK APPLICATIONS

                                      None

                           LICENSE AGREEMENTS WHEREBY
                 WRIGHT MEDICAL TECHNOLOGY INC. IS THE LICENSEE



                           COPYRIGHT LICENSES WHEREBY
                 WRIGHT MEDICAL TECHNOLOGY INC. IS THE LICENSEE



                                 U.S. COPYRIGHTS

                                      None

              PENDING U.S. COPYRIGHT APPLICATIONS FOR REGISTRATION

                                      None

                               NON-U.S. COPYRIGHTS

                                      None

            NON-U.S. PENDING COPYRIGHT APPLICATIONS FOR REGISTRATION

                                      None

                             PATENT LICENSES WHEREBY
                 WRIGHT MEDICAL TECHNOLOGY INC. IS THE LICENSEE


                                  U.S. PATENTS

------------------------------- ---------------------------- ---------------------------- ----------------------------
LICENSOR NAME AND ADDRESS       DATE OF LICENSE/ SUBLICENSE  PATENT ISSUE DATE            PATENT NO.
-------------------------       ---------------------------  -----------------            ----------
------------------------------- ---------------------------- ---------------------------- ----------------------------
Biomet, Inc.                    4/3/95                       2/26/85                      4,501,266
------------------------------- ---------------------------- ---------------------------- ----------------------------
Board of Regents of             3/1/1991                     12/28/1993                   5,274,565
University of Texas System
(to Wright Medical
Technology, Inc. by
assignment from Dow Corning
Wright Corporation, original
licensee)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Board of Regents of             3/1/1991                     9/5/1995                     5,448,489
University of Texas System
(to Wright Medical
Technology, Inc. by
assignment from Dow Corning
Wright Corporation, original
licensee)
------------------------------- ---------------------------- ---------------------------- ----------------------------
DePuy, Inc.                     5/18/95                      1/14/92                      5,080,685
------------------------------- ---------------------------- ---------------------------- ----------------------------
DePuy, Inc.                     5/18/95                      1/26/93                      5,181,928
------------------------------- ---------------------------- ---------------------------- ----------------------------
DePuy, Inc.                     5/18/95                      2/15/94                      5,286,260
------------------------------- ---------------------------- ---------------------------- ----------------------------
DePuy, Inc.                     5/18/95                      5/24/94                      5,314,479
------------------------------- ---------------------------- ---------------------------- ----------------------------
DePuy, Inc.                     5/18/95                      12/6/94                      5,370,706
------------------------------- ---------------------------- ---------------------------- ----------------------------
Hospital for Special Surgery    12/15/94                     11/10/81                     4,298,992
------------------------------- ---------------------------- ---------------------------- ----------------------------
Hospital for Special Surgery    12/15/94                     12/30/97                     5,702,458
------------------------------- ---------------------------- ---------------------------- ----------------------------
Kevin R. Stone, M.D.            7/13/1995                    12/6/1994                    5,370,662
------------------------------- ---------------------------- ---------------------------- ----------------------------
Kevin R. Stone, M.D.            7/13/1995                    8/22/1995                    5,443,482
------------------------------- ---------------------------- ---------------------------- ----------------------------
Kevin R. Stone, M.D.            7/13/1995                    10/20/1998                   5,824,011
------------------------------- ---------------------------- ---------------------------- ----------------------------
Kevin R. Stone, M.D.            7/13/95                      10/31/2000                   6,139,565
------------------------------- ---------------------------- ---------------------------- ----------------------------
Kinamed, Inc.                   6/15/98                      10/20/92                     5,156,627
------------------------------- ---------------------------- ---------------------------- ----------------------------
Minnesota Mining and            1/22/96                      6/23/87                      4,674,500
Manufacturing Company ("3M")
------------------------------- ---------------------------- ---------------------------- ----------------------------
PARTEQ Research and             1/17/95                      1/12/88                      4,718,414
Development Innnovations,
Queen's University (Canada)
------------------------------- ---------------------------- ---------------------------- ----------------------------


                                       6

------------------------------- ---------------------------- ---------------------------- ----------------------------
LICENSOR NAME AND ADDRESS       DATE OF LICENSE/ SUBLICENSE  PATENT ISSUE DATE            PATENT NO.
-------------------------       ---------------------------  -----------------            ----------
------------------------------- ---------------------------- ---------------------------- ----------------------------
PARTEQ Research and             1/17/95                      7/9/91                       5,030,237
Development Innnovations,
Queen's University (Canada)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Precision Surgical              3/31/97                      11/11/86                     4,621,637
Instruments, Inc. and Meyer
Fishbein
------------------------------- ---------------------------- ---------------------------- ----------------------------
Zimmer                          10/20/94                     10/2/84                      4,474,046
------------------------------- ---------------------------- ---------------------------- ----------------------------
Zimmer                          10/20/94                     2/4/86                       4,567,884
------------------------------- ---------------------------- ---------------------------- ----------------------------
Zimmer                          10/20/94                     5/22/90                      4,927,425
------------------------------- ---------------------------- ---------------------------- ----------------------------
Zimmer                          10/20/94                     9/11/90                      4,955,885
------------------------------- ---------------------------- ---------------------------- ----------------------------
Zimmer                          10/20/94                     6/4/91                       5,020,519
------------------------------- ---------------------------- ---------------------------- ----------------------------
Zimmer                          10/20/94                     12/24/91                     5,074,864
------------------------------- ---------------------------- ---------------------------- ----------------------------
Zimmer                          10/20/94                     5/12/92                      5,112,332
------------------------------- ---------------------------- ---------------------------- ----------------------------
Zimmer                          10/20/94                     5/26/92                      5,116,334
------------------------------- ---------------------------- ---------------------------- ----------------------------
Zimmer                          10/20/94                     5/15/92                      5,147,359
------------------------------- ---------------------------- ---------------------------- ----------------------------
Zimmer                          10/20/94                     10/13/92                     5,154,718
------------------------------- ---------------------------- ---------------------------- ----------------------------
Zimmer                          10/20/94                     11/10/92                     5,161,404
------------------------------- ---------------------------- ---------------------------- ----------------------------
Zimmer                          10/20/94                     4/13/93                      5,201,734
------------------------------- ---------------------------- ---------------------------- ----------------------------
Zimmer                          10/20/94                     1/4/94                       5,275,600
------------------------------- ---------------------------- ---------------------------- ----------------------------
Zimmer                          10/20/94                     1/25/94                      5,281,222
------------------------------- ---------------------------- ---------------------------- ----------------------------
Zimmer                          10/20/94                     5/10/94                      5,309,648
------------------------------- ---------------------------- ---------------------------- ----------------------------
Zimmer                          10/20/94                     5/17/94                      5,312,405
------------------------------- ---------------------------- ---------------------------- ----------------------------
Zimmer                          10/20/94                     11/15/94                     5,364,391
------------------------------- ---------------------------- ---------------------------- ----------------------------
Zimmer                          10/20/94                     8/1/95                       5,437,671
------------------------------- ---------------------------- ---------------------------- ----------------------------

                            U.S. PATENT APPLICATIONS

------------------------------- ---------------------------- ---------------------------- ----------------------------
LICENSOR NAME AND ADDRESS       DATE OF LICENSE/ SUBLICENSE  DATE APPL. FILED             APPLICATION NO.
-------------------------       ---------------------------  ----------------             ---------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
DePuy, Inc.                     5/18/95                      8/15/86                      SN 06/896857
                                                                                          (abandoned)
------------------------------- ---------------------------- ---------------------------- ----------------------------


                    NON-U.S. PATENTS AND PATENT APPLICATIONS

---------------------------- ----------------------------- ------------------------- ----------------------------------
                                                           DATE OF LICENSE/          NON-U.S PATENT NO./ PATENT
COUNTRY                      LICENSOR NAME AND ADDRESS     SUBLICENSE                APPLICATION NO.
-------                      -------------------------     -----------------         ---------------
---------------------------- ----------------------------- ------------------------- ----------------------------------
Australia                    DePuy, Inc.                   5/18/95                   SN 31493/93
---------------------------- ----------------------------- ------------------------- ----------------------------------
Australia                    Minnesota Mining and          1/22/96                   589,663
                             Manufacturing Company ("3M")
---------------------------- ----------------------------- ------------------------- ----------------------------------
Canada                       DePuy, Inc.                   5/18/95                   1,302,656
---------------------------- ----------------------------- ------------------------- ----------------------------------
Canada                       DePuy, Inc.                   5/18/95                   SN 2,123,806
---------------------------- ----------------------------- ------------------------- ----------------------------------
Canada                       Minnesota Mining and          1/22/96                   1,252,363
                             Manufacturing Company ("3M")
---------------------------- ----------------------------- ------------------------- ----------------------------------
Canada                       PARTEQ Research and           1/17/95                   1,248,424
                             Development Innnovations,
                             Queen's University (Canada)
---------------------------- ----------------------------- ------------------------- ----------------------------------
Canada                       PARTEQ Research and           1/17/95                   1,293,096
                             Development Innnovations,
                             Queen's University (Canada)
---------------------------- ----------------------------- ------------------------- ----------------------------------
EPC                          DePuy, Inc.                   5/18/95                   SN 87111180.3
---------------------------- ----------------------------- ------------------------- ----------------------------------
EPC                          DePuy, Inc.                   5/18/95                   SN 92925436.5
---------------------------- ----------------------------- ------------------------- ----------------------------------
EPO (Germany, U.K.,          PARTEQ Research and           1/17/95                   0,201,010
France, Switzerland)         Development Innnovations,
                             Queen's University (Canada)
---------------------------- ----------------------------- ------------------------- ----------------------------------
EPO (U.K.)                   Minnesota Mining and          1/22/96                   217,638
                             Manufacturing Company ("3M")
---------------------------- ----------------------------- ------------------------- ----------------------------------
France                       DePuy, Inc.                   5/18/95                   SN 87111180.3
---------------------------- ----------------------------- ------------------------- ----------------------------------
Germany                      DePuy, Inc.                   5/18/95                   SN 87111180.3
---------------------------- ----------------------------- ------------------------- ----------------------------------
Germany                      PARTEQ Research and           1/17/95                   P36 81 485.7-08
                             Development Innnovations,
                             Queen's University (Canada)
---------------------------- ----------------------------- ------------------------- ----------------------------------
Hong Kong                    Minnesota Mining and          1/22/96                   643/95
                             Manufacturing Company ("3M")
---------------------------- ----------------------------- ------------------------- ----------------------------------


                                       8

---------------------------- ----------------------------- ------------------------- ----------------------------------
                                                           DATE OF LICENSE/          NON-U.S PATENT NO./ PATENT
COUNTRY                      LICENSOR NAME AND ADDRESS     SUBLICENSE                APPLICATION NO.
-------                      -------------------------     -----------------         ---------------
Japan                        DePuy, Inc.                   5/18/95                   SN 05-509579
---------------------------- ----------------------------- ------------------------- ----------------------------------
Japan                        DePuy, Inc.                   5/18/95                   SN 62-201951
---------------------------- ----------------------------- ------------------------- ----------------------------------
Korea                        Minnesota Mining and          1/22/96                   75572
                             Manufacturing Company ("3M")
---------------------------- ----------------------------- ------------------------- ----------------------------------
Poland                       DePuy, Inc.                   5/18/95                   SN P-303-777
---------------------------- ----------------------------- ------------------------- ----------------------------------
UK                           DePuy, Inc.                   5/18/95                   SN 877111180.3
---------------------------- ----------------------------- ------------------------- ----------------------------------

                           TRADEMARK LICENSES WHEREBY
                 WRIGHT MEDICAL TECHNOLOGY INC. IS THE LICENSEE

Worldwide license agreement dated March 3, 1997 between Precision Surgical Instruments, Inc., as licensor, and Wright Medical Technology, Inc., as licensee, pertaining to the common law mark MIRA.

                         PATENTS OWNED OR APPLIED FOR BY
                         WRIGHT MEDICAL TECHNOLOGY INC.


                                  U.S. PATENTS

------------------------------------------------------------ --------------------------------------------------------

ISSUE DATE                                                   PATENT NUMBERS
------------------------------------------------------------ --------------------------------------------------------
8/28/84                                                      4,467,801
------------------------------------------------------------ --------------------------------------------------------
10/2/84                                                      4,474,177
------------------------------------------------------------ --------------------------------------------------------
3/5/85                                                       4,502,160
------------------------------------------------------------ --------------------------------------------------------
3/5/85                                                       4,502,483
------------------------------------------------------------ --------------------------------------------------------
4/2/85                                                       4,601,289
------------------------------------------------------------ --------------------------------------------------------
2/24/87                                                      4,645,505
------------------------------------------------------------ --------------------------------------------------------
12/22/87                                                     4,714,474
------------------------------------------------------------ --------------------------------------------------------
12/22/87                                                     4,714,477
------------------------------------------------------------ --------------------------------------------------------
1/12/88                                                      4,718,413
------------------------------------------------------------ --------------------------------------------------------
1/26/88                                                      4,721,104
------------------------------------------------------------ --------------------------------------------------------
2/2/88                                                       4,722,330
------------------------------------------------------------ --------------------------------------------------------
3/15/88                                                      4,731,086
------------------------------------------------------------ --------------------------------------------------------
7/26/88                                                      4,759,767
------------------------------------------------------------ --------------------------------------------------------
7/18/89                                                      4,849,193
------------------------------------------------------------ --------------------------------------------------------
7/25/89                                                      4,851,008
------------------------------------------------------------ --------------------------------------------------------
4/10/90                                                      4,915,936
------------------------------------------------------------ --------------------------------------------------------
6/19/90                                                      4,935,023
------------------------------------------------------------ --------------------------------------------------------
12/22/88                                                     4,936,854
------------------------------------------------------------ --------------------------------------------------------
6/26/90                                                      4,936,860
------------------------------------------------------------ --------------------------------------------------------
9/11/90                                                      4,955,915
------------------------------------------------------------ --------------------------------------------------------
11/13/90                                                     4,969,908
------------------------------------------------------------ --------------------------------------------------------
3/26/91                                                      5,002,545
------------------------------------------------------------ --------------------------------------------------------
3/26/91                                                      5,002,575
------------------------------------------------------------ --------------------------------------------------------
3/26,91                                                      5,002,581
------------------------------------------------------------ --------------------------------------------------------
5/28/91                                                      5,019,104
------------------------------------------------------------ --------------------------------------------------------
7/30/91                                                      5,035,699
------------------------------------------------------------ --------------------------------------------------------
10/22/91                                                     5,059,196
------------------------------------------------------------ --------------------------------------------------------
3/24/92                                                      5,098,436
------------------------------------------------------------ --------------------------------------------------------
3/31/92                                                      5,100,409
------------------------------------------------------------ --------------------------------------------------------
8/4/92                                                       5,135,529
------------------------------------------------------------ --------------------------------------------------------
9/15/92                                                      5,147,403
------------------------------------------------------------ --------------------------------------------------------
1/5/93                                                       5,176,684
------------------------------------------------------------ --------------------------------------------------------
4/13/93                                                      5,201,882
------------------------------------------------------------ --------------------------------------------------------

1/4/94                                                       5,275,603
------------------------------------------------------------ --------------------------------------------------------
12/27/91                                                     5,282,805
------------------------------------------------------------ --------------------------------------------------------

5/24/94                                                      5,314,481
------------------------------------------------------------ --------------------------------------------------------

7/5/94                                                       5,326,364
------------------------------------------------------------ --------------------------------------------------------



                                       11

------------------------------------------------------------ --------------------------------------------------------

ISSUE DATE                                                   PATENT NUMBERS
------------------------------------------------------------ --------------------------------------------------------
7/5/94                                                       5,326,366
------------------------------------------------------------ --------------------------------------------------------
8/9/94                                                       5,336,238
------------------------------------------------------------ --------------------------------------------------------

8/30/94                                                      5,342,363
------------------------------------------------------------ --------------------------------------------------------

8/30/94                                                      5,342,367
------------------------------------------------------------ --------------------------------------------------------

10/25/94                                                     5,358,524
------------------------------------------------------------ --------------------------------------------------------

11/15/94                                                     5,364,401
------------------------------------------------------------ --------------------------------------------------------
12/6/94                                                      5,370,699
------------------------------------------------------------ --------------------------------------------------------

1/10/95                                                      5,380,332
------------------------------------------------------------ --------------------------------------------------------

2/7/95                                                       5,387,239
------------------------------------------------------------ --------------------------------------------------------

4/11/95                                                      5,405,395
------------------------------------------------------------ --------------------------------------------------------

10/5/93                                                      5,405,400
------------------------------------------------------------ --------------------------------------------------------

10/5/93                                                      5,405,401
------------------------------------------------------------ --------------------------------------------------------

5/16/95                                                      5,415,662
------------------------------------------------------------ --------------------------------------------------------

6/20/95                                                      5,425,769
------------------------------------------------------------ --------------------------------------------------------

7/11/95                                                      5,431,656
------------------------------------------------------------ --------------------------------------------------------

11/14/95                                                     5,466,261
------------------------------------------------------------ --------------------------------------------------------

1/16/96                                                      5,484,443
------------------------------------------------------------ --------------------------------------------------------

4/16/96                                                      5,507,774
------------------------------------------------------------ --------------------------------------------------------

4/23/96                                                      5,509,935
------------------------------------------------------------ --------------------------------------------------------

5/7/96                                                       5,514,136
------------------------------------------------------------ --------------------------------------------------------

5/28/96                                                      5,520,692
------------------------------------------------------------ --------------------------------------------------------

8/27/96                                                      5,549,687
------------------------------------------------------------ --------------------------------------------------------

10/29/96                                                     5,569,259
------------------------------------------------------------ --------------------------------------------------------

11/5/96                                                      5,571,184
------------------------------------------------------------ --------------------------------------------------------


                                       12

------------------------------------------------------------ --------------------------------------------------------

ISSUE DATE                                                   PATENT NUMBERS
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------

3/25/97                                                      5,614,206
------------------------------------------------------------ --------------------------------------------------------

4/8/97                                                       5,618,308
------------------------------------------------------------ --------------------------------------------------------
5/6/97                                                       5,626,596
------------------------------------------------------------ --------------------------------------------------------

5/13/97                                                      5,628,747
------------------------------------------------------------ --------------------------------------------------------

9/2/97                                                       5,662,656
------------------------------------------------------------ --------------------------------------------------------

11/4/97                                                      5,683,392
------------------------------------------------------------ --------------------------------------------------------

1/20/98                                                      5,709,689
------------------------------------------------------------ --------------------------------------------------------

4/28/98                                                      5,743,918
------------------------------------------------------------ --------------------------------------------------------

5/5/98                                                       5,746,771
------------------------------------------------------------ --------------------------------------------------------

4/26/98                                                      5,756,127
------------------------------------------------------------ --------------------------------------------------------

6/30/98                                                      5,772,664
------------------------------------------------------------ --------------------------------------------------------

7/14/98                                                      5,779,709
------------------------------------------------------------ --------------------------------------------------------

9/15/98                                                      5,807,567
------------------------------------------------------------ --------------------------------------------------------

4/27/99                                                      5,897,555
------------------------------------------------------------ --------------------------------------------------------

5/4/99                                                       5,899,920
------------------------------------------------------------ --------------------------------------------------------

6/22/99                                                      5,913,858
------------------------------------------------------------ --------------------------------------------------------

6/29/99                                                      5,916,216
------------------------------------------------------------ --------------------------------------------------------
9/21/99                                                      5,954,771
------------------------------------------------------------ --------------------------------------------------------
10/12/99                                                     5,964,808
------------------------------------------------------------ --------------------------------------------------------
11/26/97                                                     6,013,103
------------------------------------------------------------ --------------------------------------------------------
9/2/98                                                       6,030,636
------------------------------------------------------------ --------------------------------------------------------
8/3/98                                                       6,059,830
------------------------------------------------------------ --------------------------------------------------------
8/7/01                                                       6,270,529
------------------------------------------------------------ --------------------------------------------------------
9/4/01                                                       6,283,721
------------------------------------------------------------ --------------------------------------------------------

1/17/95                                                      D354,563
------------------------------------------------------------ --------------------------------------------------------

                            U.S. PATENT APPLICATIONS

------------------------------------------------------------ --------------------------------------------------
FILING DATE                                                  APPLICATION NO.
------------------------------------------------------------ --------------------------------------------------
2/2/1999                                                     09/241,703
------------------------------------------------------------ --------------------------------------------------
6/7/1999                                                     09/327,761
------------------------------------------------------------ --------------------------------------------------
4/19/01                                                      09/838,698
----------------------------------------------------------- --------------------------------------------------
5/15/01                                                      09/854,958
------------------------------------------------------------ --------------------------------------------------
11/28/01                                                     60/333,487
------------------------------------------------------------ --------------------------------------------------
11/28/01                                                     60/333,488
------------------------------------------------------------ --------------------------------------------------

                                NON-U.S. PATENTS

---------------------------------------- -------------------------------------- --------------------------------------
COUNTRY                                  ISSUE DATE                             PATENT NO.
-------                                  ----------                             ----------
---------------------------------------- -------------------------------------- --------------------------------------
Australia                                3/31/94                                64785
---------------------------------------- -------------------------------------- --------------------------------------
Australia                                5/12/91                                617966
---------------------------------------- -------------------------------------- --------------------------------------
Australia                                8/20/92                                627269
---------------------------------------- -------------------------------------- --------------------------------------
Australia                                12/17/92                               632079
---------------------------------------- -------------------------------------- --------------------------------------
Australia                                3/31/94                                647884
---------------------------------------- -------------------------------------- --------------------------------------
Belgium                                  3/16/94                                339050
---------------------------------------- -------------------------------------- --------------------------------------
Brazil                                   2/18/97                                9305787
---------------------------------------- -------------------------------------- --------------------------------------
Britain                                  2/27/91                                0256740
---------------------------------------- -------------------------------------- --------------------------------------
Britain                                  11/24/93                               367808
---------------------------------------- -------------------------------------- --------------------------------------
Britain                                  3/2/94                                 438918
---------------------------------------- -------------------------------------- --------------------------------------
Britain                                  10/11/95                               441059
---------------------------------------- -------------------------------------- --------------------------------------
Britain                                  4/20/94                                469040
---------------------------------------- -------------------------------------- --------------------------------------
Britain                                  4/20/83                                2043452
---------------------------------------- -------------------------------------- --------------------------------------
Britian                                  6/18/97                                0556998
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   12/15/81                               1114103
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   2/16/82                                1118152
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   10/12/82                               1133201
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   8/6/85                                 1191301
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   9/16/86                                1211330
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   9/16/86                                1211331
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   12/30/86                               1215801
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   3/15/88                                1234031
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   1/10/89                                1248301
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   5/30/89                                1254811
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   2/19/91                                1280327
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   3/24/92                                1297656
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   8/25/92                                1306649
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   9/8/92                                 2062222
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   9/8/92                                 2062234
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   7/4/93                                 2086574
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      9/16/87                                0120346
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      7/29/87                                0121142
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      7/29/87                                0121780
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      5/18/88                                0144667
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      5/23/90                                0198586
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      9/22/93                                0243109
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      2/27/91                                0256740
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      6/17/92                                0288229
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      5/26/93                                0304219
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      8/3/94                                 0378294
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      7/17/96                                0384562
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      7/26/95                                0428303
---------------------------------------- -------------------------------------- --------------------------------------


                                       15


---------------------------------------- -------------------------------------- --------------------------------------
COUNTRY                                  ISSUE DATE                             PATENT NO.
-------                                  ----------                             ----------
EPC                                      3/2/94                                 438918
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      10/11/95                               441059
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      10/11/95                               441059
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      11/2/95                                502737
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      11/2/95                                502738
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      7/7/93                                 550284
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      8/25/93                                556997
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      6/18/97                                0556998
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      12/14/94                               627903
---------------------------------------- -------------------------------------- --------------------------------------
EPO                                      3/16/94                                339050
---------------------------------------- -------------------------------------- --------------------------------------
EPO                                      11/24/93                               367808
---------------------------------------- -------------------------------------- --------------------------------------
EPO                                      4/20/94                                469040
---------------------------------------- -------------------------------------- --------------------------------------
France                                   9/16/87                                0120346
---------------------------------------- -------------------------------------- --------------------------------------
France                                   7/29/87                                0121142
---------------------------------------- -------------------------------------- --------------------------------------
France                                   2/27/91                                0256740
---------------------------------------- -------------------------------------- --------------------------------------
France                                   3/16/94                                339050
---------------------------------------- -------------------------------------- --------------------------------------
France                                   11/24/93                               367808
---------------------------------------- -------------------------------------- --------------------------------------
France                                   8/3/94                                 0378294
---------------------------------------- -------------------------------------- --------------------------------------
France                                   7/17/96                                0384562
---------------------------------------- -------------------------------------- --------------------------------------
France                                   7/26/95                                0428303
---------------------------------------- -------------------------------------- --------------------------------------
France                                   3/2/94                                 438918
---------------------------------------- -------------------------------------- --------------------------------------
France                                   10/11/95                               441059
---------------------------------------- -------------------------------------- --------------------------------------
France                                   11/2/95                                502737
---------------------------------------- -------------------------------------- --------------------------------------
France                                   11/2/95                                502738
---------------------------------------- -------------------------------------- --------------------------------------
France                                   6/18/97                                0556998
---------------------------------------- -------------------------------------- --------------------------------------
France                                   4/30/84                                2450104
---------------------------------------- -------------------------------------- --------------------------------------
Germany                                  11/24/93                               P689109415
---------------------------------------- -------------------------------------- --------------------------------------
Germany                                  9/16/87                                0120346
---------------------------------------- -------------------------------------- --------------------------------------
Germany                                  7/29/87                                0121142
---------------------------------------- -------------------------------------- --------------------------------------
Germany                                  2/27/91                                0256740
---------------------------------------- -------------------------------------- --------------------------------------
Germany                                  3/16/94                                339050
---------------------------------------- -------------------------------------- --------------------------------------
Germany                                  3/2/94                                 69007069
---------------------------------------- -------------------------------------- --------------------------------------
Germany                                  1/19/95                                69011137
---------------------------------------- -------------------------------------- --------------------------------------
Germany                                  12/7/95                                69021171
---------------------------------------- -------------------------------------- --------------------------------------
Germany                                  5/30/96                                69022973
---------------------------------------- -------------------------------------- --------------------------------------
Germany                                  8/22/96                                69027796
---------------------------------------- -------------------------------------- --------------------------------------
Germany                                  11/12/95                               69205708.0
---------------------------------------- -------------------------------------- --------------------------------------
Germany                                  5/23/96                                69205709
---------------------------------------- -------------------------------------- --------------------------------------
Germany                                  1/8/98                                 69311594
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    4/25/97                                94727/88
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    10/17/95                               1977134
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    11/16/96                               2106693
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    6/14/96                                2529256
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    12/19/96                               2560101
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    9/19/96                                2563700
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    12/19/96                               2591893
---------------------------------------- -------------------------------------- --------------------------------------


                                       16

---------------------------------------- -------------------------------------- --------------------------------------
COUNTRY                                  ISSUE DATE                             PATENT NO.
-------                                  ----------                             ----------
Japan                                    6/27/97                                2665489
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    7/18/95                                7178114
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    7/6/95                                 7506038
---------------------------------------- -------------------------------------- --------------------------------------
Mexico                                   2/14/94                                165037
---------------------------------------- -------------------------------------- --------------------------------------
Mexico                                   2/14/94                                173268
---------------------------------------- -------------------------------------- --------------------------------------
Spain                                    10/9/89                                2010953
---------------------------------------- -------------------------------------- --------------------------------------
Spain                                    5/1/94                                 2049936
---------------------------------------- -------------------------------------- --------------------------------------
Spain                                    9/16/95                                2074546
---------------------------------------- -------------------------------------- --------------------------------------
Spain                                    12/1/95                                2077654
---------------------------------------- -------------------------------------- --------------------------------------
Sweden                                   11/24/93                               367808
---------------------------------------- -------------------------------------- --------------------------------------
Switzerland                              9/16/87                                0120346
---------------------------------------- -------------------------------------- --------------------------------------
Switzerland                              7/29/87                                0121142
---------------------------------------- -------------------------------------- --------------------------------------
Switzerland                              3/2/94                                 438918
---------------------------------------- -------------------------------------- --------------------------------------

                          NON-U.S. PATENT APPLICATIONS

---------------------------------------- -------------------------------------- --------------------------------------
COUNTRY                                  FILING DATE                            PATENT APPLICATION NO.
-------                                  -----------                            ----------------------
---------------------------------------- -------------------------------------- --------------------------------------
Argentina                                2/9/94                                 327377
---------------------------------------- -------------------------------------- --------------------------------------
Australia                                10/7/93                                9453541
---------------------------------------- -------------------------------------- --------------------------------------
Australia                                1/14/94                                9453801
---------------------------------------- -------------------------------------- --------------------------------------
Australia                                11/15/93                               9456061
---------------------------------------- -------------------------------------- --------------------------------------
Australia                                11/18/93                               9456127
---------------------------------------- -------------------------------------- --------------------------------------
Australia                                2/24/94                                9456387
---------------------------------------- -------------------------------------- --------------------------------------
Australia                                2/24/94                                9456388
---------------------------------------- -------------------------------------- --------------------------------------
Australia                                3/4/94                                 9457617
---------------------------------------- -------------------------------------- --------------------------------------
Australia                                12/13/93                               9458999
---------------------------------------- -------------------------------------- --------------------------------------
Australia                                3/28/94                                9459115
---------------------------------------- -------------------------------------- --------------------------------------
Australia                                1/27/94                                9461679
---------------------------------------- -------------------------------------- --------------------------------------
Australia                                7/19/94                                9473637
---------------------------------------- -------------------------------------- --------------------------------------
Australia                                10/31/95                               9641383
---------------------------------------- -------------------------------------- --------------------------------------
Australia                                3/4/96                                 9651355
---------------------------------------- -------------------------------------- --------------------------------------
Australia                                5/6/96                                 9656759
---------------------------------------- -------------------------------------- --------------------------------------
Australia                                9/30/96                                9673819
---------------------------------------- -------------------------------------- --------------------------------------
Belgium                                  12/13/93                               94905373.0
---------------------------------------- -------------------------------------- --------------------------------------
Brazil                                   10/7/93                                9305697
---------------------------------------- -------------------------------------- --------------------------------------
Brazil                                   2/11/94                                9400578
---------------------------------------- -------------------------------------- --------------------------------------
Britain                                  11/25/96                               96 942 104.9
---------------------------------------- -------------------------------------- --------------------------------------
Britain                                  5/6/96                                 96 913 942.7
---------------------------------------- -------------------------------------- --------------------------------------
Britain                                  10/7/93                                93923803.6
---------------------------------------- -------------------------------------- --------------------------------------
Britain                                  2/16/94                                94400342.5
---------------------------------------- -------------------------------------- --------------------------------------
Britain                                  12/13/93                               94905373.0
---------------------------------------- -------------------------------------- --------------------------------------
Britain                                  2/15/96                                96906406.2
---------------------------------------- -------------------------------------- --------------------------------------
Britain                                  3/4/96                                 96907921.9
---------------------------------------- -------------------------------------- --------------------------------------
Britain                                  9/30/96                                96936082.5-1265
---------------------------------------- -------------------------------------- --------------------------------------
Britain                                  1/3/97                                 97902825.5
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   10/16/89                               2,000,773
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   7/9/90                                 2005847
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   7/30/90                                2007359
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   10/24/90                               2028449
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   7/10/91                                2033547
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   7/17/91                                2033647
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   2/8/93                                 2089042
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   2/18/93                                2089824
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   2/14/94                                2115633
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   2/23/94                                2116307
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   4/15/94                                2121412
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   6/3/94                                 2125115
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   6/15/94                                2125915
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   11/18/93                               2125984
---------------------------------------- -------------------------------------- --------------------------------------


                                       18

---------------------------------------- -------------------------------------- --------------------------------------
COUNTRY                                  FILING DATE                            PATENT APPLICATION NO.
-------                                  -----------                            ----------------------
Canada                                   12/13/93                               2147611
---------------------------------------- -------------------------------------- --------------------------------------
Canada                                   3/4/96                                 2214788
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      6/12/97                                97/931158.6
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      11/25/96                               96 942 104.9
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      5/6/96                                 96 913 942.7
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      11/1/96                                862395
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      10/7/93                                93923803.6
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      2/21/94                                94102574
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      2/23/94                                94102689
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      2/28/94                                94102989
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      2/16/94                                94400342.5
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      7/19/94                                94922577
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      2/15/96                                96906406.2
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      3/4/96                                 96907921.9
---------------------------------------- -------------------------------------- --------------------------------------
EPC                                      1/3/97                                 97902825.5
---------------------------------------- -------------------------------------- --------------------------------------
EPO                                      12/13/93                               94905373.0
---------------------------------------- -------------------------------------- --------------------------------------
EPO                                      9/30/96                                96936082.5-1265
---------------------------------------- -------------------------------------- --------------------------------------
France                                   11/25/96                               96 942 104.9
---------------------------------------- -------------------------------------- --------------------------------------
France                                   5/6/96                                 96 913 942.7
---------------------------------------- -------------------------------------- --------------------------------------
France                                   10/7/93                                93923803.6
---------------------------------------- -------------------------------------- --------------------------------------
France                                   2/16/94                                94400342.5
---------------------------------------- -------------------------------------- --------------------------------------
France                                   12/13/93                               94905373.0
---------------------------------------- -------------------------------------- --------------------------------------
France                                   2/15/96                                96906406.2
---------------------------------------- -------------------------------------- --------------------------------------
France                                   3/4/96                                 96907921.9
---------------------------------------- -------------------------------------- --------------------------------------
France                                   9/30/96                                96936082.5-1265
---------------------------------------- -------------------------------------- --------------------------------------
France                                   1/3/97                                 97902825.5
---------------------------------------- -------------------------------------- --------------------------------------
Germany                                  11/25/96                               96 942 104.9
---------------------------------------- -------------------------------------- --------------------------------------
Germany                                  5/6/96                                 96 913 942.7
---------------------------------------- -------------------------------------- --------------------------------------
Germany                                  10/7/93                                69324233
---------------------------------------- -------------------------------------- --------------------------------------
Germany                                  2/16/94                                94400342.5
---------------------------------------- -------------------------------------- --------------------------------------
Germany                                  12/13/93                               94905373.0
---------------------------------------- -------------------------------------- --------------------------------------
Germany                                  2/15/96                                96906406.2
---------------------------------------- -------------------------------------- --------------------------------------
Germany                                  3/4/96                                 96907921.9
---------------------------------------- -------------------------------------- --------------------------------------
Germany                                  9/30/96                                96936082.5-1265
---------------------------------------- -------------------------------------- --------------------------------------
Germany                                  1/3/97                                 97902825.5
---------------------------------------- -------------------------------------- --------------------------------------
Israel                                   3/4/96                                 117363
---------------------------------------- -------------------------------------- --------------------------------------
Italy                                    12/13/93                               94905373.0
---------------------------------------- -------------------------------------- --------------------------------------
Italy                                    3/4/96                                 96907921.9
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    11/25/96                               9-522070(522070/97)
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    3/4/96                                 09-526989
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    1/3/97                                 9-525272
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    6/12/97                                10-506008
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    7/19/94                                7-505219
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    4/14/94                                6-75876
---------------------------------------- -------------------------------------- --------------------------------------


                                       19

---------------------------------------- -------------------------------------- --------------------------------------
COUNTRY                                  FILING DATE                            PATENT APPLICATION NO.
-------                                  -----------                            ----------------------
Japan                                    2/5/90                                 90/506,406
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    1/8/91                                 515/91
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    2/16/94                                40627/1994
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    3/3/92                                 45168/92
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    12/28/92                               347673/92
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    12/13/93                               514456/94
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    1/8/91                                 91515
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    5/6/96                                 9539862/97
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    1/9/90                                 901162
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    9/21/90                                2239861
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    11/18/92                               4329949
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    2/19/93                                9330210
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    3/7/94                                 9459851
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    3/7/94                                 9459852
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    4/14/94                                9475876
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    12/28/92                               92347673
---------------------------------------- -------------------------------------- --------------------------------------
Japan                                    10/7/93                                93510134
---------------------------------------- -------------------------------------- --------------------------------------
Korea                                    3/4/96                                 97706205
---------------------------------------- -------------------------------------- --------------------------------------
Mexico                                   3/4/96                                 9756809
---------------------------------------- -------------------------------------- --------------------------------------
Netherlands                              12/13/93                               94905373.0
---------------------------------------- -------------------------------------- --------------------------------------
Netherlands                              3/4/96                                 96907921.9
---------------------------------------- -------------------------------------- --------------------------------------
PCT                                      2/5/90                                 US90/00597
---------------------------------------- -------------------------------------- --------------------------------------
PCT                                      10/7/93                                US93/09607
---------------------------------------- -------------------------------------- --------------------------------------
PCT                                      11/15/93                               US93/11028
---------------------------------------- -------------------------------------- --------------------------------------
PCT                                      12/13/93                               US93/12086
---------------------------------------- -------------------------------------- --------------------------------------
PCT                                      1/27/94                                US94/01074
---------------------------------------- -------------------------------------- --------------------------------------
PCT                                      7/19/94                                US94/07992
---------------------------------------- -------------------------------------- --------------------------------------
PCT                                      10/31/95                               US95/14035
---------------------------------------- -------------------------------------- --------------------------------------
PCT                                      2/15/96                                US96/01934
---------------------------------------- -------------------------------------- --------------------------------------
PCT                                      3/4/96                                 US96/02930
---------------------------------------- -------------------------------------- --------------------------------------
PCT                                      5/6/96                                 US96/06353
---------------------------------------- -------------------------------------- --------------------------------------
PCT                                      9/30/96                                US96/15684
---------------------------------------- -------------------------------------- --------------------------------------
PCT                                      11/1/96                                US96/17371
---------------------------------------- -------------------------------------- --------------------------------------
PCT                                      11/25/96                               US96/19099
---------------------------------------- -------------------------------------- --------------------------------------
PCT                                      11/25/96                               US96/19101
---------------------------------------- -------------------------------------- --------------------------------------
PCT                                      1/3/97                                 US97/00025
---------------------------------------- -------------------------------------- --------------------------------------
PCT                                      5/9/97                                 US97/08145
---------------------------------------- -------------------------------------- --------------------------------------
PCT                                      6/12/97                                US97/10265
---------------------------------------- -------------------------------------- --------------------------------------
PCT                                      1/22/98                                US98/01226
---------------------------------------- -------------------------------------- --------------------------------------
PCT                                      1/22/98                                US98/01229
---------------------------------------- -------------------------------------- --------------------------------------
PCT                                      4/2/98                                 US98/06575
---------------------------------------- -------------------------------------- --------------------------------------
Spain                                    12/13/93                               94905373.0
---------------------------------------- -------------------------------------- --------------------------------------
Spain                                    3/4/96                                 96907921.9
---------------------------------------- -------------------------------------- --------------------------------------
Sweden                                   3/4/96                                 96907921.9
---------------------------------------- -------------------------------------- --------------------------------------


                                       20

---------------------------------------- -------------------------------------- --------------------------------------
COUNTRY                                  FILING DATE                            PATENT APPLICATION NO.
-------                                  -----------                            ----------------------
Switzerland                              11/25/96                               96 942 104.9
---------------------------------------- -------------------------------------- --------------------------------------
Switzerland                              12/13/93                               94905373.0
---------------------------------------- -------------------------------------- --------------------------------------
Switzerland                              2/15/96                                96906406.2
---------------------------------------- -------------------------------------- --------------------------------------
Switzerland                              9/30/96                                96936082.5-1265
---------------------------------------- -------------------------------------- --------------------------------------
Switzerland                              1/3/97                                 97902825.5
---------------------------------------- -------------------------------------- --------------------------------------
Thailand                                 3/4/96                                 030301
---------------------------------------- -------------------------------------- --------------------------------------

                 TRADEMARKS/TRADE NAMES OWNED OR APPLIED FOR BY
                         WRIGHT MEDICAL TECHNOLOGY INC.

                          U.S. TRADEMARK REGISTRATIONS

------------------------------------------ ---------------------------------- --------------------------------------
MARK                                       REG. DATE                          REG. NO.
----                                       ---------                          --------
------------------------------------------ ---------------------------------- --------------------------------------
ORTHOLOC                                   11/18/86                           1,417,357
------------------------------------------ ---------------------------------- --------------------------------------
EVOLUTION                                  6/19/90                            1,602,096
------------------------------------------ ---------------------------------- --------------------------------------
INFINITY                                   6/19/90                            1,602,097
------------------------------------------ ---------------------------------- --------------------------------------
AXIOM                                      4/5/94                             1,829,316
------------------------------------------ ---------------------------------- --------------------------------------
ADVANTIM                                   9/20/94                            1,855,141
------------------------------------------ ---------------------------------- --------------------------------------
EXSRP                                      11/29/94                           1,864,610
------------------------------------------ ---------------------------------- --------------------------------------
NEXUS                                      11/29/94                           1,864,611
------------------------------------------ ---------------------------------- --------------------------------------
W logo                                     12/13/94                           1,867,572
------------------------------------------ ---------------------------------- --------------------------------------
WRIGHT MEDICAL TECHNOLOGY                  1/10/95                            1,872,373
------------------------------------------ ---------------------------------- --------------------------------------
SURECLEAN                                  2/14/95                            1,879,172
------------------------------------------ ---------------------------------- --------------------------------------
BRIDGE                                     3/7/95                             1,882,897
------------------------------------------ ---------------------------------- --------------------------------------
RESOLUTION                                 3/21/95                            1,885,569
------------------------------------------ ---------------------------------- --------------------------------------
SRP                                        5/23/95                            1,895,572
------------------------------------------ ---------------------------------- --------------------------------------
FAST TRACK                                 6/13/95                            1,899,746
------------------------------------------ ---------------------------------- --------------------------------------
ORTHOMET                                   7/25/95                            1,907,231
------------------------------------------ ---------------------------------- --------------------------------------
PERFECTA                                   8/15/95                            1,911,237
------------------------------------------ ---------------------------------- --------------------------------------
WRIGHT EXPRESS & Design                    9/26/95                            1,922,487
------------------------------------------ ---------------------------------- --------------------------------------
STRATAGEM                                  11/28/95                           1,938,477
------------------------------------------ ---------------------------------- --------------------------------------
S.O.S                                      1/9/96                             1,947,340
------------------------------------------ ---------------------------------- --------------------------------------
FLEXSPAN                                   2/27/96                            1,959,195
------------------------------------------ ---------------------------------- --------------------------------------
DURAMER                                    4/9/96                             1,966,468
------------------------------------------ ---------------------------------- --------------------------------------
INTERSEAL                                  7/2/96                             1,984,297
------------------------------------------ ---------------------------------- --------------------------------------
WRIGHTLOCK                                 7/9/96                             1,986,341
------------------------------------------ ---------------------------------- --------------------------------------
PERI-LOK                                   7/30/96                            1,990,015
------------------------------------------ ---------------------------------- --------------------------------------
OM (stylized)                              12/31/96                           2,027,495
------------------------------------------ ---------------------------------- --------------------------------------
ORTHOMET & design                          12/31/96                           2,027,496
------------------------------------------ ---------------------------------- --------------------------------------
OSTEOSET                                   1/14/97                            2,031,137
------------------------------------------ ---------------------------------- --------------------------------------
ANCHORLOK                                  1/21/97                            2,033,110
------------------------------------------ ---------------------------------- --------------------------------------
ADVANCE                                    1/21/97                            2,033,114
------------------------------------------ ---------------------------------- --------------------------------------
ORTHOSET                                   4/15/97                            2,053,413
------------------------------------------ ---------------------------------- --------------------------------------


                                       21

------------------------------------------ ---------------------------------- --------------------------------------
MARK                                       REG. DATE                          REG. NO.
----                                       ---------                          --------
------------------------------------------ ---------------------------------- --------------------------------------
LEADING EDGE                               6/17/97                            2,071,700
------------------------------------------ ---------------------------------- --------------------------------------
OCS                                        7/15/97                            2,080,032
------------------------------------------ ---------------------------------- --------------------------------------
CONSERVE                                   9/9/97                             2,096,096
------------------------------------------ ---------------------------------- --------------------------------------
QUESTUS                                    10/7/97                            2,102,930
------------------------------------------ ---------------------------------- --------------------------------------
CON-NEX                                    7/27/99                            2,265,674
------------------------------------------ ---------------------------------- --------------------------------------
TRANSCEND                                  10/26/99                           2,289,200
------------------------------------------ ---------------------------------- --------------------------------------
ORTHOSPHERE                                11/16/99                           2,293,418
------------------------------------------ ---------------------------------- --------------------------------------
EXTEND                                     11/30/99                           2,296,285
------------------------------------------ ---------------------------------- --------------------------------------

                           U.S. TRADEMARK APPLICATIONS

----------------------------------------- -------------------------------------- -----------------------------------
MARK                                      FILING DATE                            APPLICATION NO.
----                                      -----------                            ---------------
----------------------------------------- -------------------------------------- -----------------------------------
MILLENNIUM                                2/23/98                                75-438,949
----------------------------------------- -------------------------------------- -----------------------------------
PER-Q-GRAFT                               4/12/99                                75-679,250
----------------------------------------- -------------------------------------- -----------------------------------
ALLOMATRIX                                4/12/99                                75-679,251
----------------------------------------- -------------------------------------- -----------------------------------
INDUCE                                    8/27/99                                75-786,864
----------------------------------------- -------------------------------------- -----------------------------------
EVOLVE                                    9/20/99                                75-803,504
----------------------------------------- -------------------------------------- -----------------------------------
GUARDIAN                                  11/29/99                               75-858,909
----------------------------------------- -------------------------------------- -----------------------------------
LOCON-T                                   11/29/99                               75-858,910
----------------------------------------- -------------------------------------- -----------------------------------
STA-SIL                                   9/5/00                                 76-121,077
----------------------------------------- -------------------------------------- -----------------------------------
LINEAGE                                   9/27/00                                76-135,623
----------------------------------------- -------------------------------------- -----------------------------------
OLYMPIA                                   1/9/01                                 76-191,390
----------------------------------------- -------------------------------------- -----------------------------------

                          STATE TRADEMARK REGISTRATIONS
                                      None
                          STATE TRADEMARK APPLICATIONS
                                      None
                        NON-U.S. TRADEMARK REGISTRATIONS

------------------------------- ---------------------------- ---------------------------- ----------------------------
COUNTRY                         MARK                         REG. DATE                    REG. NO.
-------                         ----                         ---------                    --------
------------------------------- ---------------------------- ---------------------------- ----------------------------
Benelux                         MCCUTCHEN                    2/18/92                      509386
------------------------------- ---------------------------- ---------------------------- ----------------------------
Benelux                         ADVANTIM                     11/10/92                     525126
------------------------------- ---------------------------- ---------------------------- ----------------------------
Canada                          ORTHOLOC                     11/13/92                     TMA405,006
------------------------------- ---------------------------- ---------------------------- ----------------------------
Canada                          OSTEOSET                     10/31/00                     TMA536,283
------------------------------- ---------------------------- ---------------------------- ----------------------------
Canada                          NEXUS                        9/15/95                      TMA447,476
------------------------------- ---------------------------- ---------------------------- ----------------------------
Canada                          ADVANTIM                     2/9/96                       TMA453,663
------------------------------- ---------------------------- ---------------------------- ----------------------------
Canada                          S.O.S.                       4/26/96                      TMA456,725
------------------------------- ---------------------------- ---------------------------- ----------------------------
Canada                          MCCUTCHEN                    12/9/94                      TMA436,749
------------------------------- ---------------------------- ---------------------------- ----------------------------
Canada                          ADVANCE                      2/10/00                      TMA522,890
------------------------------- ---------------------------- ---------------------------- ----------------------------
CTM                             ADVANCE                      4/16/99                      666362
------------------------------- ---------------------------- ---------------------------- ----------------------------
France                          MCCUTCHEN                    2/26/92                      92407407
------------------------------- ---------------------------- ---------------------------- ----------------------------
France                          ADVANTIM                     11/25/92                     92443215
------------------------------- ---------------------------- ---------------------------- ----------------------------
Germany                         ORTHOLOC                     4/4/91                       1174588
------------------------------- ---------------------------- ---------------------------- ----------------------------
Germany                         MCCUTCHEN                    12/2/92                      2025652
------------------------------- ---------------------------- ---------------------------- ----------------------------
Germany                         ADVANTIM                     4/8/94                       2061817
------------------------------- ---------------------------- ---------------------------- ----------------------------
Spain                           ADVANTIM                     11/30/95                     1730984
------------------------------- ---------------------------- ---------------------------- ----------------------------

                         NON-U.S. TRADEMARK APPLICATIONS

------------------------------- ---------------------------- ---------------------------- ----------------------------
COUNTRY                         MARK                         APPLICATION DATE             APPLICATION NO.
-------                         ----                         ----------------             ---------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
Canada                          ALLOMATRIX                   3/9/00                       1050,006
------------------------------- ---------------------------- ---------------------------- ----------------------------
Canada                          OLYMPIA                      1/2/01                       1087,904
------------------------------- ---------------------------- ---------------------------- ----------------------------
CTM                             OSTEOSET                     5/5/99                       1162478
------------------------------- ---------------------------- ---------------------------- ----------------------------
CTM                             ALLOMATRIX                   3/10/00                      1548544
------------------------------- ---------------------------- ---------------------------- ----------------------------
CTM                             OLYMPIA                      12/27/00                     2015154
------------------------------- ---------------------------- ---------------------------- ----------------------------


                      TRADE NAMES AND COMMON LAW TRADEMARKS

------------------------------------------------------------ ---------------------------------------------------------
COUNTRY(S) WHERE USED                                        TRADE NAME OR COMMON LAW NAME
---------------------                                        -----------------------------
------------------------------------------------------------ ---------------------------------------------------------
United States                                                EPS
------------------------------------------------------------ ---------------------------------------------------------
United States                                                HYDROXYLAPATITE
------------------------------------------------------------ ---------------------------------------------------------
United States                                                SLR
------------------------------------------------------------ ---------------------------------------------------------
United States                                                WRIGHT
------------------------------------------------------------ ---------------------------------------------------------
United States                                                WRIGHT CHOICE
------------------------------------------------------------ ---------------------------------------------------------
United States                                                WRIGHT CHOICE SYSTEMS
------------------------------------------------------------ ---------------------------------------------------------
United States                                                WRIGHT MEDICAL TECHNOLOGY
------------------------------------------------------------ ---------------------------------------------------------

                                   SCHEDULE V

                           PERSONS SUBJECT TO LOCK-UPS

Vertical Fund Associates, L.P.
F. Barry Bays
John K. Bakewell
Jack E. Parr, Ph.D.
Robert W. Churinetz
R. Glen Coleman
Brian T. Ennis
Warren O. Haggard, Ph.D.
Karen L. Harris
Jason P. Hood
Joyce B. Jones
Jeffrey G. Roberts
Carl M. Stamp
John R. Treace
James T. Treace
Richard B. Emmitt
James E. Thomas
Thomas E. Timbie
Elizabeth H. Weatherman

                                   SCHEDULE VI

                                ATTORNEYS-IN-FACT

                                                                                           NUMBER OF SHARES OF
              SELLING STOCKHOLDER                            ATTORNEY-IN-FACT              UNDERWRITTEN STOCK
              -------------------                            ----------------              --------------------

California Public Employees' Retirement System                                             1,522,804

                                  SCHEDULE VII

                         SELLING STOCKHOLDER ALLOTMENTS


                                                                          NUMBER OF
                                                                          SHARES OF
                                                                        UNDERWRITTEN
SELLING STOCKHOLDER                                                         STOCK
-------------------                                                         -----
Warburg, Pincus Equity Partners, L.P.                                     1,477,196
California Public Employees' Retirement System                            1,522,804

                                     ANNEX A

                             FORM OF LOCK-UP LETTER


                                LOCK-UP AGREEMENT


February ___, 2002

J. P. Morgan Securities Inc.
Credit Suisse First Boston Corporation
U.S. Bancorp Piper Jaffray Inc.
Lehman Brothers Inc.
Thomas Weisel Partners LLC
As Representatives of the
   Several Underwriters
c/o J. P. Morgan Securities Inc.
277 Park Avenue, Ninth Floor
New York, New York 10172

Ladies and Gentlemen:

The undersigned is either a holder of shares of voting common stock, $.01 par value ("VOTING COMMON STOCK") or non-voting common stock, $.01 par value ("NON-VOTING COMMON STOCK" and together with Voting Common Stock, the "COMMON STOCK"), of Wright Medical Group, Inc. (the "COMPANY") or has a contractual right to acquire the Company's Common Stock and wishes to facilitate the public offering (the "OFFERING") of the Company's Common Stock pursuant to a Registration Statement on Form S-1 (the "REGISTRATION STATEMENT") filed with the Securities and Exchange Commission on January 29, 2002.

In consideration of the foregoing, and in order to induce you to act as underwriters in the Offering, the undersigned hereby irrevocably agrees that it will not, directly or indirectly, sell, offer, contract to sell, transfer the economic risk of ownership in, make any short sale, pledge or otherwise dispose of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock other than the Underwritten Stock and the Option Stock (as defined in the Underwriting Agreement), without the prior written consent of J. P. Morgan Securities Inc. acting alone or of each of the Representatives of the Underwriters acting jointly, for a period of 90 days from the effective date of the Registration Statement.

Notwithstanding the foregoing, if the undersigned is an individual, he or she may transfer any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock (i) either during his or her lifetime or on death by will or intestacy to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family; PROVIDED, HOWEVER, that prior to any such transfer each transferee shall execute an agreement, satisfactory to J. P. Morgan Securities Inc., pursuant to which each transferee shall agree to receive and hold such shares of Common

Stock, or securities convertible into or exchangeable or exercisable for the Common Stock, subject to the provisions hereof, or (ii) acquired in the public market on or after the date of the Underwriting Agreement and there shall be no further transfer except in accordance with the provisions hereof. For the purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

The undersigned hereby waives any rights of the undersigned to sell shares of Common Stock or any other security issued by the Company pursuant to the Registration Statement, and acknowledges and agrees that for a period of 90 days from the effective date of the Registration Statement the undersigned has no right to require the Company to register under the Securities Act of 1933, as amended, such Common Stock or other securities issued by the Company and beneficially owned by the undersigned.

The undersigned understands that the agreements of the undersigned are irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of Common Stock or other securities of the Company held by the undersigned except in compliance with this agreement. If the Offering does not close by April 1, 2002, this Lock-Up Agreement shall terminate immediately upon such date and you will release the undersigned from its obligations under this Lock-Up Agreement.

                                               Very truly yours,



Dated: ________________________                _________________________________
                                               Signature


                                               _________________________________
                                               Printed Name and Title

                                     ANNEX B

        MATTERS TO BE COVERED IN THE OPINION OF WILLKIE FARR & GALLAGHER
                        NEW YORK COUNSEL FOR THE COMPANY


                  (i) Each of the Company and Wright Medical Technology, Inc. has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware.

                  (ii) All of the outstanding shares of capital stock (including the Underwritten Stock and Option Stock, if any) of the Company conform in all material respects to the description thereof contained in the Prospectus under the caption "Description of Capital Stock." All of the outstanding shares of such capital stock (including the Underwritten Stock and the shares of Option Stock issued, if any) have been duly and validly authorized and when issued and delivered to the Underwriters against payment therefor, will be validly issued, fully paid and nonassessable. To such counsel's knowledge, no preemptive rights of, or rights of refusal in favor of, securityholders exist with respect to the Stock, pursuant to the Company's amended and restated certificate of incorporation or bylaws. To such counsel's knowledge, there are no contractual preemptive rights, rights of first refusal or rights of co-sale which exist with respect to the issue and sale of the Stock that have not been waived.

                  (iii) The Registration Statement has become effective under the Securities Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or are pending. Any required filing of the Prospectus pursuant to Rule 424(b) under the Securities Act has been made within the time period required by Rule 424(b). The Prospectus may lawfully be used for the purposes specified in the Securities Act in connection with the offer and sale of the Stock in the manner specified therein.

                  (iv) The Registration Statement, as of the Effective Date, and the Prospectus as of its date (except as to the financial statements, notes thereto and schedules included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and with the Rules and Regulations.

                  (v) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

                  (vi) The issue and sale by the Company of the shares of Stock sold by the Company as contemplated by the Underwriting Agreement will not conflict with, or result in a breach of, or constitute a default under, the amended and restated certificate of incorporation or bylaws of the Company or any of its domestic Subsidiaries or any agreement or instrument to which the Company is a party filed as an exhibit to the Registration Statement or any Federal or New York State law or regulation having application generally to transactions involving issues and sales of the type contemplated by the Underwriting Agreement or the General Corporation Law of the State of

         Delaware, except that such counsel need not express any opinion as to securities or blue sky laws of the various states and the rules and regulations of the National Association of Securities Dealers, Inc.

                  (vii) To such counsel's knowledge, all holders of securities of the Company having rights to the registration of shares of Common stock, or other securities, have waived such rights or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement.

                  (viii) No consent, approval, authorization or order of any Federal or New York State court or governmental agency or body is required for the consummation of the transactions contemplated in the Underwriting Agreement, except such as have been obtained under the Securities Act and such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Stock by the Underwriters.

                  (ix) The Stock issued and sold by the Company has been duly authorized for listing by the Nasdaq National Market upon official notice of issuance.

                  (x) To such counsel's knowledge, there are no contracts, leases, documents, or legal, governmental or administrative proceedings, pending or threatened, or laws, rules, regulations, orders or decrees which in the opinion of such counsel are of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement, which are not described or filed as required.

                  (xi) Neither the Company nor Wright Medical Technology, Inc. is, nor after giving effect to the offering and the sale of the Stock and the application of the proceeds thereof as described in the Prospectus, will be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  (xii) The statements made in the Prospectus under the captions "Business--Legal Proceedings, "Management--Employment Agreements," "Certain Transactions," "Description of Capital Stock" and "Shares Eligible for Future Sale" insofar as such statements constitute a summary of statutes, regulations, rules, legal matters, documents or proceedings referred to therein, are accurate in all material respects and present fairly the information required to be shown.

                  (xiii) The information required to be set forth in the Registration Statement in answer to Items 10 (insofar as it relates to such counsel) and 15 of Form S-1 is, to such counsel's knowledge, accurately and adequately set forth therein in all material respects or no response is required with respect to such Items and the description of the Company's stock option plans and the options granted and which may be granted thereunder and the options granted otherwise than under such plans set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to said plans and options to the extent required by the Securities Act and the Rules and Regulations.

         Such counsel shall state that no facts have come to their attention to cause such counsel to believe that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (except as to the financial statements, related notes and schedules contained therein, as to which such counsel need not express any opinion or belief) as of its date and as of the Closing Date (or any later date on which Option Stock is purchased), contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         The foregoing opinions shall be limited to matters involving the Federal laws of the United States, the General Corporation Law of the State of Delaware and the laws of the State of New York. Counsel rendering the foregoing opinion may rely as to questions of law not involving the laws of the United States, the State of New York or the General Corporation Law of the State of Delaware, upon opinions of local counsel satisfactory in form and scope to counsel for the Underwriters.

                                     ANNEX C

           MATTERS TO BE COVERED IN THE OPINION OF JASON P. HOOD, ESQ.
                  GENERAL COUNSEL AND SECRETARY OF THE COMPANY


                  (i) Each of the Company and its domestic subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, is duly qualified as a foreign corporation and in good standing in each state of the United States of America in which its ownership or leasing of property requires such qualification (except where the failure to be so qualified would not have a Material Adverse Effect), and has full corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement (except where the failure to have such power and authority would not have a Material Adverse Effect). All the issued and outstanding capital stock of the Company's domestic subsidiaries has been duly authorized and validly issued and is fully paid and nonassessable, and is owned by the Company free and clear of all liens, encumbrances and security interests, and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in such subsidiaries are outstanding.

                  (ii) The authorized capital stock of the Company consists of 5,000,000(degree) shares of Preferred Stock, $.01 par value, of which there are no shares outstanding, 70,000,000 shares of Voting Common Stock, $.01 par value, of which there are outstanding _______ shares (including the Underwritten Stock plus the number of shares of Option Stock, if any, issued on the date hereof); and 30,000,000 of Non-Voting Common Stock, par value $.01 per share, of which there are outstanding _____ shares; proper corporate proceedings have been taken validly to authorize such authorized capital stock. All of the outstanding shares of capital stock conform in all material respects to the description thereof contained in the Prospectus under the caption "Description of Capital Stock." All of the outstanding shares of such capital stock (including the Underwritten Stock and the shares of Option Stock issued, if any) have been duly and validly authorized and when issued and delivered to the Underwriters against payment therefor, will be validly issued, fully paid and nonassessable. No preemptive rights of, or rights of refusal in favor of, securityholders exist with respect to the Stock, pursuant to the Company's amended and restated certificate of incorporation or bylaws. There are no contractual preemptive rights, rights of first refusal or rights of co-sale which exist with respect to the issue and sale of the Stock that have not been waived.

                  (iii) There are no contracts, leases, documents, or governmental or administrative proceedings, pending or threatened, which in the opinion of such counsel are of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement, which are not described or filed as required.

                  (iv) The issue and sale by the Company of the shares of Stock as contemplated by the Underwriting Agreement will not conflict with, or result in a breach of, or constitute a default under, the Company's amended and restated certificate of incorporation or bylaws or any of its subsidiaries or any agreement or instrument to which the Company or any of its Subsidiaries is a party or any applicable statute, law, rule or regulation, order, writ, injunction or decree of any court or governmental agency or body, except where such breach or default would not have a Material Adverse Effect.

                  (v) All holders of securities of the Company having rights to the registration of shares of Common Stock, or other securities, have waived such rights or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement.

                  (vi) Neither the Company nor any of its Subsidiaries is presently (a) in violation of its respective certificate of incorporation or bylaws and no default by the Company or any of its Subsidiaries exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement, or (b) in breach of any applicable statute, rule or regulation known to such counsel or any order, writ or decree of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries, or over any of its properties or operations, except for any such violation, default or breach, which would not result in a Material Adverse Effect.

                  (vii) The Company has adequate corporate power and authority to enter into the Underwriting Agreement and to issue, sell and deliver to the Underwriters the Stock to be issued and sold by it under the Underwriting Agreement.

                  (viii) Other than as disclosed in the Registration Statement and the Prospectus, there is no pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any of its Subsidiaries is a party, or to which the property of the Company or any of its Subsidiaries is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Underwriting Agreement or the performance by the Company of its obligations thereunder.

                  (ix) To the best of such counsel's knowledge, neither the Company nor any of its Subsidiaries is infringing or otherwise violating any intellectual property rights of others, and, to the best of such counsel's knowledge, there are no infringements by others of the Company's or any of its Subsidiaries' Intellectual Property rights.

         Such counsel shall state that no facts have come to their attention to cause such counsel to believe that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (except as to the financial statements, related notes and schedules contained therein, as to which such counsel need not express any opinion or belief) as of its date and as of the Closing Date (or any later date on which Option Stock is purchased), contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         The foregoing opinions shall be limited to matters involving the Federal laws of the United States, the General Corporation Law of the State of Delaware and the laws of the State of Tennessee.

                                     ANNEX D

        MATTERS TO BE COVERED IN THE OPINION OF WILLKIE FARR & GALLAGHER
                         FRENCH COUNSEL FOR THE COMPANY


          (i) Each of 2Hip Holdings SAS, Wright Medical Europe SA, Wright Cremascoli Orthotechnique SA and Cremascoli Ortho SA (collectively, the "French Subsidiaries") has been duly incorporated and is validly existing as a corporation under the laws of France, is duly qualified as a foreign corporation in each jurisdiction in which its ownership or leasing of property requires such qualification (except where the failure to be so qualified would not have a Material Adverse Effect), and has full corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus and the Registration Statement; all the issued and outstanding capital stock of each of the French Subsidiaries has been duly authorized and validly issued and is fully paid and nonassessable, and is, to such counsel's knowledge, owned, directly or indirectly, by the Company free and clear of all liens, encumbrances and security interests except that shares of 2Hip Holdings SAS representing 65% of the issued share capital are pledged to the Lenders or their Affiliates (as defined and pursuant to that certain Credit Agreement executed on August 1, 2001, between, INTER ALIA, the Company and Wright Medical Technology, as borrower, the Lenders, The Chase Manhattan Bank, J.P. Morgan Securities Inc., Credit Suisse First Boston and U.S. Bank National Association), and to such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in such Subsidiaries are outstanding.

          (ii) The issue and sale by the Company of the shares of Stock sold by the Company as contemplated by the Underwriting Agreement will not conflict with, or result in a breach of, the organizational documents of any French Subsidiary or any agreement or instrument known to such counsel to which any French Subsidiary is a party or any applicable French statute, law, rule or regulation, or so far as is known to such counsel, any order, writ, injunction or decree, of any jurisdiction in France, or any French court or governmental agency or body.

          (iii) No consent, approval, authorization or order of any French court or governmental agency or body is required for the consummation of the transactions contemplated in the Underwriting Agreement.

          (iv) To such counsel's knowledge, there is not pending any action, suit, proceeding, inquiry or investigation, to which or any French Subsidiary is a party, except as disclosed in the Prospectus or to which the property of any French Subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Underwriting Agreement or the performance by the Company of its obligations thereunder.

                                     ANNEX E

        MATTERS TO BE COVERED IN THE OPINION OF HYMAN, PHELPS & MCNAMARA
                 SPECIAL FDA REGULATORY COUNSEL FOR THE COMPANY

         (i) Such counsel (A) has no reason to believe that the portions of the Prospectus entitled "Risk Factors - We are subject to substantial government regulation that could have a material adverse effect on our business," "Risk Factors - Modifications to our marketed devices may require Food and Drug Administration ("FDA") regulatory clearances or approvals or require us to cease marketing or recall the modified devices until such clearances or approvals are obtained," "Risk Factors - Our bio-orthopedics business is subject to emerging government regulations that can significantly impact our business," "Risk Factors - The FDA has challenged the regulatory status of our ALLOMATRIX(TM) products," and "Business - Government Regulations," (collectively the "Regulatory Language") contained in the Registration Statement at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) such counsel has no reason to believe that the Regulatory Language contained in the Prospectus as of its date and as of the date hereof contained or contains any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (ii) To the best of such counsel's knowledge, except with respect to the warning letter described in the Registration Statement and the Prospectus, there are no FDA or judicial administrative proceedings pending or threatened against the Company, and to the best of our knowledge, the Company has made all material filings, applications, and submissions required as they relate to FDA approvals, clearances, and authorizations, except as described in the Registration Statement and the Prospectus.

         (iii) No consent, approval, authorization, clearance or order of the FDA is required to be obtained by the Company or any of its Subsidiaries in connection with the offer and sale by the Company of Stock as contemplated by the Underwriting Agreement.

         (iv) The offer and sale by the Company of the Stock as contemplated by the Underwriting Agreement will not conflict with, or result in a breach of, the Federal Food, Drug, and Cosmetic Act ("FDC Act") or the rules promulgated by the FDA under the FDC Act.

                                     ANNEX F

    MATTERS TO BE COVERED IN THE OPINION OF EPSTEIN, EDELL, SHAPIRO, FINNAN &
                                   LYTLE, LLC
                         PATENT COUNSEL FOR THE COMPANY



         (i) To such counsel's knowledge, the statements in the Registration Statement and the Prospectus under the captions "Risk Factors--If our patents and other intellectual property rights do not adequately protect our products, we may lose market share to our competitors and may be unable to operate our business properly" and "-- If we lose any existing or future intellectual property lawsuits, a court counsel require us to pay significant damages or prevent us from selling our products" and "Business-Intellectual Property" are accurate and complete summaries of the matters set forth therein;

         (ii) To such counsel's knowledge, except as set forth in the Prospectus, there are no legal or governmental proceedings pending relating to patent rights, trade secrets, trademarks, service marks or other proprietary information or materials (collectively, "Intellectual Property") of the Company or any of its Subsidiaries, and to such counsel's knowledge no such proceedings are threatened or contemplated by governmental authorities or others;

         (iii) Such counsel do not know of any contracts or other documents, relating to governmental regulation affecting the Company or any of its Subsidiaries or the Company's or any Subsidiary's, Intellectual Property of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus that are not filed or described as required;

         (iv) To such counsel's knowledge, neither the Company nor any of its Subsidiaries are infringing or otherwise violating any Intellectual Property rights of others, and to such counsel's knowledge there are no infringements by others of any of the Company's or any of its Subsidiaries Intellectual Property rights which in the judgment of such counsel could affect materially the use thereof by the Company or any such Subsidiary and to such counsel's knowledge, neither the Company nor any of its Subsidiaries has received any written notice challenging the validity or enforceability of any patents which in the judgment of such counsel could affect materially the use thereof by the Company or any Subsidiary, except as described in the Prospectus;

         (v) The Company and its Subsidiaries own the Intellectual Property described in Schedule IV.

         (vi) To such counsel's knowledge, the Company and its Subsidiaries own or possess sufficient licenses or other rights to use all necessary to conduct the business now being or proposed to be conducted by the Company and its Subsidiaries as described in the Prospectus;

         (vii) No security interest has been recorded in the Patent and Trademark Office and, to such counsel's knowledge, is still extant [(other than a security interest granted to the Chase Manhattan Bank under the Company's Credit Agreement executed on August 1, 2001, between, INTER ALIA, the Company and Wright Medical Technology, as borrower, the Lenders,

The Chase Manhattan Bank, J.P. Morgan Securities Inc., Credit Suisse First Boston and U.S. Bank National Association)].

         (viii) To such counsel's knowledge, no interference has been declared with respect to any of the U.S. patents and patent applications necessary to conduct the business now being or proposed to be conducted by the Company and its Subsidiaries as described in the Prospectus;

         (ix) Such counsel is not aware of any facts that would lead such counsel to conclude that any of the patents or patents for which applications have been filed which are necessary to conduct the business now being or proposed to be conducted by the Company and its Subsidiaries as described in the Prospectus would be invalid;

         (x) Such counsel is not aware of any material defects of form in the preparation or filing of applications for patents which are necessary to conduct the business now being or proposed to be conducted by the Company and its Subsidiaries as described in the Prospectus and such applications are being diligently pursued by the Company and its Subsidiaries; and

         Such counsel shall also state that no facts have come to their attention that cause such counsel to believe that the Registration Statement or the Prospectus (i) contained or contains any untrue statement of a material fact with respect to the Intellectual Property owned or used by the Company and its Subsidiaries, or the manner of its use thereof, or any allegation on the part of any person that the Company or any of its Subsidiaries is infringing any Intellectual Property rights of any such person or (ii) omitted or omits to state any material fact relating to Intellectual Property rights owned or used by the Company or any of its Subsidiaries, or the manner of its use thereof, or any allegation of which such counsel have knowledge, that is required to be stated in the Registration Statement or the Prospectus or is necessary to make the statements therein not misleading.

                                     ANNEX G

        MATTERS TO BE COVERED IN THE OPINION OF WILLKIE FARR & GALLAGHER
                  SPECIAL COUNSEL FOR THE SELLING STOCKHOLDERS


                  (i) Each Selling Stockholder is the sole record owner of the Stock to be sold by it; and delivery of the certificates for the Stock to be sold by such Selling Stockholder pursuant to the Underwriting Agreement, upon payment therefor by the Underwriters, will pass good and valid title to such Stock to the Underwriters and the Underwriters will acquire all the rights of such Selling Stockholder in the Stock (assuming the Underwriters have no knowledge of an adverse claim), free and clear of any security interests, claims, liens or other encumbrances and assuming that each Underwriter is otherwise a protected purchaser for purposes of the Uniform Commercial Code. The Stock to be sold by such Selling Stockholder has been duly and validly authorized, validly issued, fully paid and nonassessable.

                  (ii) Each Selling Stockholder has adequate power and authority to enter into the Underwriting Agreement, the Power of Attorney and the Custody Agreement and to sell and deliver to the Underwriters the Stock to be sold by it under the Underwriting Agreement and to perform and discharge its other obligations thereunder and under the Power of Attorney and the Custody Agreement; and each of the Underwriting Agreement, the Power of Attorney and the Custody Agreement has been duly authorized, executed and delivered by such Selling Stockholder and (assuming due authorization and delivery by the Underwriters and the Company) is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms except insofar as indemnification and contribution provisions thereunder may be limited by Federal or state securities laws, principles of public policy or equitable principles and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                  (iii) The execution and delivery of the Underwriting Agreement, the Power of Attorney and the Custody Agreement and the performance of the terms thereof and the consummation of the transactions therein contemplated will not, to our knowledge, conflict with, or result in a breach of, or constitute a default under, such Selling Stockholder's charter, partnership agreement or other organizational documents pursuant to which such Selling Stockholder is governed or any applicable statute, law, rule or regulation, order, writ, injunction or decree of any court or governmental agency or body, except where such breach or default would not have a material adverse effect on the ability of such Selling Stockholder to perform its obligations under the Underwriting Agreement.

Counsel rendering the foregoing opinion may rely as to questions of fact on certificates of officers of the Selling Stockholders.


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